UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2688

Name of Fund:  Merrill Lynch Municipal Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Municipal Bond Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 06/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
June 30, 2003


Merrill Lynch
Municipal Bond
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH MUNICIPAL BOND FUND, INC.


Important Tax
Information
(unaudited)


All of the net investment income distributions paid monthly by Merrill Lynch Municipal Bond Fund, Inc. during the taxable year ended June 30, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


DEAR SHAREHOLDER


Effective April 14, 2003, the share class names for the Merrill Lynch Family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated as Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There were no changes to the Class B or Class C share class labels. Trading symbols have not been changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.


The Municipal Market Environment
During the six-month period ended June 30, 2003, amid considerable volatility, long-term fixed income interest rates generally decreased, with the bulk of the decline occurring in May and early June. Bond yields initially rose in early 2003 as international political tensions moderated somewhat and U.S. equity markets rallied strongly in reaction to President Bush's proposed economic stimulus/tax-reduction legislation. By mid-January, U.S. Treasury bond yields rose to above 5% on expectations of stronger U.S. economic growth later in the year while the Standard & Poor's (S&P) 500 Index increased almost 6%. Reacting to disappointing 2002 holiday sales and corporate managements' attempts to scale back analysts' expectations of future earnings, however, equity markets were unable to maintain their earlier gains. By the end of February 2003, the S&P 500 Index declined by approximately 4.5% from year-end 2002 levels. Fearing an eventual U.S./Iraq military confrontation, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields fell to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that hostilities would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields had again risen to above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the month at 4.81%.

Long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the quick positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors were also concerned that the SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product growth was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher. By April 30, 2003, long-term U.S.
Treasury bond yields had declined to almost 4.75%.

At its early May meeting, the Federal Reserve Board left the short-term interest rate target unchanged at 1.25%, its lowest level in more than 40 years. In its accompanying statement, the Federal Reserve Board noted that while the pace of U.S. economic growth was likely to expand going forward, the "probability of an unwelcome substantial fall in inflation" was a matter of greater concern. Many fixed income investors quickly concluded that since the Federal Reserve Board's focus was now centered on preventing future deflation, additional reduction in short-term interest rates could be expected. Given already low nominal interest rates, these investors also believed the Federal Reserve Board was likely to purchase longer-term U.S. Treasury issues to push bond yields lower to further stimulate U.S. economic activity, especially the already vibrant housing industry. These factors combined to trigger a major bond rally for the remainder of the month. At the end of May 2003, long-term U.S. Treasury bond yields fell to approximately 4.375%, a decline of approximately 40 basis points (.40%) during the month.

Long-term U.S. Treasury bond yields further declined to approximately 4.20% by mid-June as U.S. economic growth, particularly employment trends and durable goods orders, remained sluggish. This led many investors to anticipate that the Federal Reserve Board would lower short-term interest rates an additional 50 basis points at its late June meeting to accelerate economic activity. However, the Federal Reserve Board lowered its target for the Federal Funds rate by only 25 basis points to 1%, the lowest level since 1958. In its accompanying statement, the Federal Reserve Board noted that an additional easing of monetary policy would "further supportan economy which it expects to improve over time." The prospect for stronger economic activity, as well as the absence of any potential purchases of U.S. Treasury issues, pushed bond prices sharply lower for the remainder of the period. By June 30, 2003, long-term U.S. Treasury bond yields rose to 4.55%, an increase of almost 20 basis points during the month. Over the last months, however, long-term U.S. Treasury bond yields have declined 20 basis points.

During the six-month period ended June 30, 2003, long-term tax-exempt bond yields also fell. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond prices generally followed their taxable counterparts higher; responding to a more positive U.S. fixed income environment and continued slow economic growth. Municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining in response to the deflationary scare to approximately 4.80% by May 31, 2003. Municipal bond prices also fell during the latter half of June in response to higher economic growth expectations and disappointment about the recent Federal Reserve Board's actions. By the end of the month, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, rose more than 15 basis points to almost 5%. Over the past six months, long-term municipal bond yields declined by approximately 20 basis points.

Throughout the period, the municipal market continued to improve despite a dramatic increase in new bond issuance. Increased issuance, however, has not hindered the tax-exempt market's recent solid performance. There were a number of ongoing factors fostering the strong investor demand that supported the municipal bond market's improvement. Tax-exempt money market interest rates remained below 1% for much of 2003, forcing investors to invest in longer maturities to generate desired levels of coupon income. Investors will also receive approximately $60 billion in coupon income, bond maturities and the proceeds from early redemptions in July and August. Much of these proceeds are likely to be reinvested in the municipal market. Most importantly, as an asset class, municipal bonds have remained an extremely attractive investment alternative, especially relative to U.S. Treasury issues. At June 30, 2003, tax-exempt bond yields were 88% - 98% of comparable
U.S. Treasury issues, well in excess of their historic average of 82% - 88%. Current yield ratios have made municipal securities attractive to both retail and institutional investors, as well as to nontraditional, arbitrage related accounts. As the tax-exempt market's favorable technical position is expected to remain stable in the near term, the expected increase in bond issuance during the remainder of 2003 is unlikely to significantly impact the municipal bond market's performance.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.5% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003 and above 3% for 2004. Lower oil prices, reduced geopolitical uncertainties, increased federal spending for defense, and a sizeable federal tax cut are factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.


Fiscal Year in Review
Insured Portfolio
For the fiscal year ended June 30, 2003, Insured Portfolio's
Class A, Class B, Class C and Class I Shares had total returns of +8.77%, +8.21%, +8.16% and +8.88%, respectively. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 11 of this report to shareholders. This compares to a total return of +8.74% for the unmanaged benchmark Lehman Brothers Municipal Bond Index for the same 12-month period.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


For most of the 12-month period, we maintained our overall strategy of providing an above-average yield, while seeking to mute any net asset value volatility. The Portfolio held minimal cash reserves, in many instances below 1%. While a neutral stance allowed the Portfolio to participate in much of the municipal bond market's recent improvement, we sacrificed some price appreciation. However, this neutral position allowed Portfolio asset valuations to escape much of the market volatility exhibited in early 2003. Volatile U.S. equity markets, the Iraqi war and the Federal tax reduction package all contributed to significant fluctuating changes in market valuations earlier in 2003. Over the past 12 months, our strategy of maintaining the Portfolio's fully invested stance and neutral market position contributed to the Portfolio's ability to provide a higher degree of tax-exempt income to shareholders.

In recent months, we made few changes to the Portfolio's composition and strategy. The Portfolio's cash reserves remained below 1% as tax-exempt cash equivalent yields declined to less than 1%. Larger cash reserves would have had a material, negative impact on the Portfolio's yield. In early 2003, we focused on security transactions by purchasing insured California issues that became attractive as valuations fell in reaction to a significant increase in new-issue supply. These purchases were financed with the proceeds from bond calls and sales made into very strong retail demand for bonds in such high-tax states as Maryland and Oklahoma. We are maintaining the Portfolio in a neutral market position, waiting for additional signs of renewed U.S. economic activity before adopting a more defensive portfolio structure.


National Portfolio
During the fiscal year ended June 30, 2003, National Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +7.98%, +7.43%, +7.48% and +8.34%, respectively. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
8 - 11 of this report to shareholders.) This compares to a total return of +8.74% for the unmanaged benchmark Lehman Brothers Municipal Bond Index for the same 12-month period.

Our strategy for the fiscal year ended June 30, 2003 was consistent. We did not attempt to "ride the wave" of the year's fixed income rally. In the middle of 2002, our expectations for the municipal marketplace did not include a market rally, especially not one to the degree that was ultimately realized. Instead of positioning the Portfolio in aggressively structured discount securities or zero-coupon bonds, our emphasis focused on the current yield side of the total return equation. Initially, as interest rates declined, the Portfolio's performance lagged the market. However, over the 12-month period, the Portfolio's excellent current yield helped deliver a better-than-industry average total return. The most significant change during the fiscal year involved our approach to lower-rated credits. We have always maintained the Portfolio at an extremely high degree of credit quality, with most assets bearing a AA or higher rating by at least one of the major rating agencies comprising most of the Portfolio's positions.

We were able to maintain a competitive relative performance during the fiscal year. However, in an environment that witnessed a substantial drop in interest rates, the Portfolio's performance was attained more by enhancing the income generated from its holdings rather than through an aggressive duration stance aimed at producing capital appreciation. The Portfolio was not positioned in long duration, discount securities. We directed our strategy toward delivering the highest level of tax-exempt income possible within the framework of the investment objectives and restrictions outlined in the Portfolio's prospectus. The Portfolio's high levels of coupon structure delivered the bulk of this year's performance, in addition to our security selection that steered the Portfolio away from some of this year's underperforming sectors. Taxable interest rates declined to levels not seen in four decades. We used this rally to cushion the Portfolio's net asset valuation from future price volatility during a time when the fixed income market exhibited negative price action in response to a better national economic environment. During the year, the Portfolio's exposure to inverse floater rate product decreased from 15% at the beginning of the fiscal year to 8% at June 30, 2003. These products generated a large additional benefit to the Portfolio in terms of current yield and price appreciation and allowed the Portfolio to generate an attractive return without compromising credit quality. This part of our strategy created a more defensive portfolio, and we raised cash equivalent reserves to 3% to provide the Portfolio with some additional liquidity. However, these limited reserves would still classify the Portfolio as a fully invested position.


Limited Maturity Portfolio
For the fiscal year ended June 30, 2003, Limited Maturity Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +2.77%, +2.51%, +2.52% and +2.87%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 11 of this report to shareholders.) This compares to a total return of +8.74% for the unmanaged benchmark Lehman Brothers Municipal Bond Index and the total return of +4.96% for the unmanaged benchmark Lehman Brothers 3-Year General Obligation Bond Index for the same 12-month period.

We kept the Portfolio in a fully invested stance at the outset of the fiscal year during the period of Federal Reserve Board monetary policy easing. However, by the second half of the period, we maintained the Portfolio in a more neutral position in an effort to limit net asset value volatility. Additionally, net assets of the Portfolio increased dramatically. In order to maintain our more neutral stance, investments were concentrated in the two-year - three-year sector of the municipal bond market curve in an effort to enhance the Portfolio's yield, while we sought to protect principal. We generally tend to maintain a higher quality portfolio than most of our peer group in order to protect against large swings in net asset value. As a result, this strategy helped the Portfolio perform approximately near the average of its peer group for the 12-month period ended June 30, 2003.

The trend in short-term interest rates was lower throughout the recent six-month period. The two-year U.S. Treasury interest rate fell from 1.71% on December 31, 2002 to as low as 1.08% by early June 2003, before closing the period at 1.36%. A combination of factors including concerns about a double-dip recession, deflation and a flight to quality because of the Iraqi conflict all led to lower short-term interest rates. Additionally, interest rates on short-term municipal bonds also fell as demand for fixed income product remained strong and tax-exempt securities were inexpensive on a relative basis when compared to taxable investments.

The Limited Maturity Portfolio was positioned at neutral or slightly below neutral for most of the period as the historically low interest rates seemed to offer little incentive for maturity extension. The average portfolio maturity ranged from 1.2 years to
1.5 years as we sought to limit net asset value fluctuations. The Portfolio continues to maintain an average credit quality rating of AA by at least one of the major rating agencies. However, since most of the funds in our peer group have longer average durations, the Portfolio underperformed, as it typically will in periods of falling interest rates.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal Bond Fund, Inc., and we look forward to serving your investment needs in the months and years to come.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager
Insured Portfolio



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager
National Portfolio



(Peter Hayes)
Peter Hayes
Vice President and Portfolio Manager
Limited Maturity Portfolio



July 31, 2003



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


PERFORMANCE DATA


About Fund
Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

* Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years for Insured and National Portfolios. Limited Maturity Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within three years of purchase. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule and one-year schedule, respectively. In addition, Insured and National Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. All three classes of shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Insured and National Portfolios. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares for all three Portfolios are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Insured Portfolio's
Class A and
Class C Shares

Total Return
Based on a $10,000
Investment


A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Municipal Bond Fund, Inc. Insured Portfolio++--Class A and Insured Portfolio++--Class C Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Merrill Lynch Municipal Bond Fund, Inc.
Insured Portfolio++--Class A Shares*

Date                              Value

10/21/1994**                     $ 9,600
June 1995                        $10,487
June 1996                        $11,038
June 1997                        $11,861
June 1998                        $12,767
June 1999                        $12,950
June 2000                        $13,071
June 2001                        $14,345
June 2002                        $15,299
June 2003                        $16,639


Merrill Lynch Municipal Bond Fund, Inc.
Insured Portfolio++--Class C Shares*

Date                              Value

10/21/1994**                     $10,000
June 1995                        $10,883
June 1996                        $11,390
June 1997                        $12,171
June 1998                        $13,029
June 1999                        $13,125
June 2000                        $13,190
June 2001                        $14,378
June 2002                        $15,268
June 2003                        $16,514


Lehman Brothers Municipal Bond Index++++

Date                              Value

10/21/1994**                     $10,000
June 1995                        $11,003
June 1996                        $11,734
June 1997                        $12,702
June 1998                        $13,802
June 1999                        $14,183
June 2000                        $14,645
June 2001                        $16,106
June 2002                        $17,220
June 2003                        $18,725


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Insured Portfolio invests primarily in long-term, investment-grade municipal bonds (bonds rated Baa or better) covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. The starting date for the Index is from 10/31/94.

Past performance is not predictive of future performance.



Insured Portfolio's
Class A and
Class C Shares

Average Annual
Total Return


                                   % Return Without   % Return With
Class A Shares*                      Sales Charge     Sales Charge**

One Year Ended 6/30/03                     +8.77%         +4.41%
Five Years Ended 6/30/03                   +5.44          +4.58
Inception (10/21/94) through 6/30/03       +6.53          +6.03

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

One Year Ended 6/30/03                     +8.16%         +7.16%
Five Years Ended 6/30/03                   +4.86          +4.86
Inception (10/21/94) through 6/30/03       +5.94          +5.94

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



Insured Portfolio's
Class B and
Class I Shares

Total Return
Based on a $10,000
Investment


A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Municipal Bond Fund, Inc. Insured Portfolio++--Class B and Insured Portfolio++--Class I Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Merrill Lynch Municipal Bond Fund, Inc.
Insured Portfolio++--Class B Shares*

Date                              Value

June 1993                        $10,000
June 1994                        $ 9,819
June 1995                        $10,596
June 1996                        $11,095
June 1997                        $11,847
June 1998                        $12,704
June 1999                        $12,804
June 2000                        $12,875
June 2001                        $14,040
June 2002                        $14,917
June 2003                        $16,142


Merrill Lynch Municipal Bond Fund, Inc.
Insured Portfolio++--Class I Shares*

Date                              Value

June 1993                        $ 9,600
June 1994                        $ 9,497
June 1995                        $10,313
June 1996                        $10,882
June 1997                        $11,722
June 1998                        $12,665
June 1999                        $12,863
June 2000                        $13,015
June 2001                        $14,320
June 2002                        $15,329
June 2003                        $16,690


Lehman Brothers Municipal Bond Index++++

Date                              Value

June 1993                        $10,000
June 1994                        $10,017
June 1995                        $10,900
June 1996                        $11,624
June 1997                        $12,584
June 1998                        $13,673
June 1999                        $14,050
June 2000                        $14,508
June 2001                        $15,955
June 2002                        $17,059
June 2003                        $18,550


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
++The Insured Portfolio invests primarily in long-term, investment-grade municipal bonds (bonds rated Baa or better) covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

Past performance is not predictive of future performance.



Insured Portfolio's
Class B and
Class I Shares

Average Annual
Total Return


                                         % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

One Year Ended 6/30/03                     +8.21%         +4.21%
Five Years Ended 6/30/03                   +4.91          +4.58
Ten Years Ended 6/30/03                    +4.91          +4.91

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
Class I Shares*                      Sales Charge     Sales Charge**

One Year Ended 6/30/03                     +8.88%         +4.53%
Five Years Ended 6/30/03                   +5.67          +4.81
Ten Years Ended 6/30/03                    +5.69          +5.26

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


PERFORMANCE DATA (continued)


National Portfolio's
Class A and
Class C Shares

Total Return
Based on a $10,000
Investment


A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Municipal Bond Fund, Inc. National Portfolio++--Class A and National Portfolio++--Class C Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Merrill Lynch Municipal Bond Fund, Inc.
National Portfolio++--Class A Shares*

Date                              Value

10/21/1994**                     $ 9,600
June 1995                        $10,404
June 1996                        $11,102
June 1997                        $12,053
June 1998                        $13,016
June 1999                        $13,150
June 2000                        $13,202
June 2001                        $14,530
June 2002                        $15,508
June 2003                        $16,746


Merrill Lynch Municipal Bond Fund, Inc.
National Portfolio++--Class C Shares*

Date                              Value

10/21/1994**                     $10,000
June 1995                        $10,797
June 1996                        $11,446
June 1997                        $12,358
June 1998                        $13,284
June 1999                        $13,346
June 2000                        $13,325
June 2001                        $14,570
June 2002                        $15,465
June 2003                        $16,622


Lehman Brothers Municipal Bond Index++++

Date                              Value

10/21/1994**                     $10,000
June 1995                        $11,003
June 1996                        $11,734
June 1997                        $12,702
June 1998                        $13,802
June 1999                        $14,183
June 2000                        $14,645
June 2001                        $16,106
June 2002                        $17,220
June 2003                        $18,725


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The National Portfolio invests primarily in long-term municipal bonds rated in any rating category.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. The starting date for the Index is from 10/31/94.

Past performance is not predictive of future performance.



National Portfolio's
Class A and
Class C Shares

Average Annual
Total Return


                                   % Return Without   % Return With
Class A Shares*                      Sales Charge     Sales Charge**

One Year Ended 6/30/03                     +7.98%         +3.66%
Five Years Ended 6/30/03                   +5.17          +4.31
Inception (10/21/94) through 6/30/03       +6.61          +6.11

*Maximum sales charge is 4%.
**Assuming maximum sales charge.




                                         % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

One Year Ended 6/30/03                     +7.48%         +6.48%
Five Years Ended 6/30/03                   +4.58          +4.58
Inception (10/21/94) through 6/30/03       +6.02          +6.02

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



National Portfolio's
Class B and
Class I Shares

Total Return
Based on a $10,000
Investment


A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Municipal Bond Fund, Inc. National Portfolio++--Class B and National Portfolio++--Class I Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Merrill Lynch Municipal Bond Fund, Inc.
National Portfolio++--Class B Shares*

Date                              Value

June 1993                        $10,000
June 1994                        $ 9,861
June 1995                        $10,579
June 1996                        $11,232
June 1997                        $12,121
June 1998                        $13,036
June 1999                        $13,102
June 2000                        $13,087
June 2001                        $14,332
June 2002                        $15,219
June 2003                        $16,350


Merrill Lynch Municipal Bond Fund, Inc.
National Portfolio++--Class I Shares*

Date                              Value

June 1993                        $ 9,600
June 1994                        $ 9,555
June 1995                        $10,309
June 1996                        $11,029
June 1997                        $12,004
June 1998                        $13,007
June 1999                        $13,174
June 2000                        $13,246
June 2001                        $14,615
June 2002                        $15,638
June 2003                        $16,941


Lehman Brothers Municipal Bond Index++++

Date                              Value

June 1993                        $10,000
June 1994                        $10,017
June 1995                        $10,900
June 1996                        $11,624
June 1997                        $12,584
June 1998                        $13,673
June 1999                        $14,050
June 2000                        $14,508
June 2001                        $15,955
June 2002                        $17,059
June 2003                        $18,550


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
++The National Portfolio invests primarily in long-term municipal bonds rated in any rating category.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

Past performance is not predictive of future performance.



National Portfolio's
Class B and
Class I Shares

Average Annual
Total Return


                                         % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

One Year Ended 6/30/03                     +7.43%         +3.43%
Five Years Ended 6/30/03                   +4.64          +4.30
Ten Years Ended 6/30/03                    +5.04          +5.04

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payments of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
Class I Shares*                      Sales Charge     Sales Charge**

One Year Ended 6/30/03                     +8.34%         +4.00%
Five Years Ended 6/30/03                   +5.43          +4.57
Ten Years Ended 6/30/03                    +5.84          +5.41

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Limited Maturity
Portfolio's
Class A and
Class C Shares

Total Return
Based on a $10,000
Investment


A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Municipal Bond Fund, Inc. Limited Maturity Portfolio++ --Class A and Limited Maturity Portfolio++--Class C Shares* compared to a similar investment in the Lehman Brothers Municipal Bond
Index++++ and Lehman Brothers 3-Year General Obligation Bond
Index++++++. Values illustrated are as follows:


Merrill Lynch Municipal Bond Fund, Inc.
Limited Maturity Portfolio++--Class A Shares*

Date                              Value

10/21/1994**                     $ 9,900
June 1995                        $10,269
June 1996                        $10,633
June 1997                        $11,101
June 1998                        $11,562
June 1999                        $11,941
June 2000                        $12,321
June 2001                        $13,057
June 2002                        $13,579
June 2003                        $13,956


Merrill Lynch Municipal Bond Fund, Inc.
Limited Maturity Portfolio++--Class C Shares*

Date                              Value

10/21/1994**                     $10,000
June 1995                        $10,352
June 1996                        $10,659
June 1997                        $11,097
June 1998                        $11,527
June 1999                        $11,861
June 2000                        $12,206
June 2001                        $12,889
June 2002                        $13,371
June 2003                        $13,707


Lehman Brothers Municipal Bond Index++++

Date                              Value

10/21/1994**                     $10,000
June 1995                        $11,003
June 1996                        $11,734
June 1997                        $12,702
June 1998                        $13,802
June 1999                        $14,183
June 2000                        $14,645
June 2001                        $16,106
June 2002                        $17,220
June 2003                        $18,725


Lehman Brothers 3-Year General Obligation Bond Index++++++

Date                              Value

10/21/1994**                     $10,000
June 1995                        $10,525
June 1996                        $11,069
June 1997                        $11,656
June 1998                        $12,281
June 1999                        $12,733
June 2000                        $13,199
June 2001                        $14,210
June 2002                        $15,074
June 2003                        $15,821


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Limited Maturity Portfolio invests primarily in investment-grade municipal bonds (bonds rated Baa or better) with a maximum maturity not to exceed 4 years.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. The starting date for the Index is from 10/31/94.
++++++This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better. The starting date for the Index is from 10/31/94.
Past performance is not predictive of future performance.



Limited Maturity
Portfolio's
Class A and
Class C Shares

Average Annual
Total Return


                                   % Return Without   % Return With
Class A Shares*                      Sales Charge     Sales Charge**

One Year Ended 6/30/03                     +2.77%         +1.75%
Five Years Ended 6/30/03                   +3.83          +3.63
Inception (10/21/94) through 6/30/03       +4.03          +3.91

*Maximum sales charge is 1%.
**Assuming maximum sales charge.




                                         % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

One Year Ended 6/30/03                     +2.52%         +1.52%
Five Years Ended 6/30/03                   +3.52          +3.52
Inception (10/21/94) through 6/30/03       +3.70          +3.70

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


PERFORMANCE DATA (concluded)


Limited Maturity
Portfolio's
Class B and
Class I Shares

Total Return
Based on a $10,000
Investment


A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Municipal Bond Fund, Inc. Limited Maturity Portfolio++ --Class B and Limited Maturity Portfolio++--Class I Shares* compared to a similar investment in the Lehman Brothers Municipal Bond
Index++++ and Lehman Brothers 3-Year General Obligation Bond
Index++++++. Values illustrated are as follows:


Merrill Lynch Municipal Bond Fund, Inc.
Limited Maturity Portfolio++--Class B Shares*

Date                              Value

June 1993                        $10,000
June 1994                        $10,198
June 1995                        $10,620
June 1996                        $10,979
June 1997                        $11,432
June 1998                        $11,877
June 1999                        $12,234
June 2000                        $12,590
June 2001                        $13,309
June 2002                        $13,792
June 2003                        $14,139


Merrill Lynch Municipal Bond Fund, Inc.
Limited Maturity Portfolio++--Class I Shares*

Date                              Value

June 1993                        $ 9,900
June 1994                        $10,127
June 1995                        $10,586
June 1996                        $10,983
June 1997                        $11,466
June 1998                        $11,954
June 1999                        $12,358
June 2000                        $12,764
June 2001                        $13,540
June 2002                        $14,096
June 2003                        $14,501


Lehman Brothers Municipal Bond Index++++

Date                              Value

June 1993                        $10,000
June 1994                        $10,017
June 1995                        $10,900
June 1996                        $11,624
June 1997                        $12,584
June 1998                        $13,673
June 1999                        $14,050
June 2000                        $14,508
June 2001                        $15,955
June 2002                        $17,059
June 2003                        $18,550


Lehman Brothers 3-Year General Obligation Bond Index++++++

Date                              Value

June 1993                        $10,000
June 1994                        $10,229
June 1995                        $10,850
June 1996                        $11,411
June 1997                        $12,016
June 1998                        $12,661
June 1999                        $13,127
June 2000                        $13,607
June 2001                        $14,649
June 2002                        $15,540
June 2003                        $16,310


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
++The Limited Maturity Portfolio invests primarily in investment-grade municipal bonds (bonds rated Baa or better) with a maximum maturity not to exceed 4 years.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.
++++++This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better.

Past performance is not predictive of future performance.


Limited Maturity
Portfolio's
Class B and
Class I Shares

Average Annual
Total Return


                                         % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

One Year Ended 6/30/03                     +2.51%        - 0.49%
Five Years Ended 6/30/03                   +3.55          +3.55
Ten Years Ended 6/30/03                    +3.52          +3.52

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
Class I Shares*                      Sales Charge     Sales Charge**

One Year Ended 6/30/03                     +2.87%         +1.84%
Five Years Ended 6/30/03                   +3.94          +3.73
Ten Years Ended 6/30/03                    +3.89          +3.79

*Maximum sales charge is 1%.
**Assuming maximum sales charge.



RECENT PERFORMANCE RESULTS*

                                                                                                    Ten Years/
                                                                                                      Since
                                                                       6-Month        12-Month      Inception    Standardized
As of June 30, 2003                                                  Total Return   Total Return   Total Return  30-Day Yield
ML Municipal Bond Fund, Inc. Insured Portfolio Class A Shares**           +3.43%       +8.77%       +73.33%         3.44%
ML Municipal Bond Fund, Inc. Insured Portfolio Class B Shares**           +3.17        +8.21        +61.42          3.07
ML Municipal Bond Fund, Inc. Insured Portfolio Class C Shares**           +3.15        +8.16        +65.14          3.02
ML Municipal Bond Fund, Inc. Insured Portfolio Class I Shares**           +3.54        +8.88        +73.86          3.68
ML Municipal Bond Fund, Inc. National Portfolio Class A Shares**          +3.63        +7.98        +74.43          3.86
ML Municipal Bond Fund, Inc. National Portfolio Class B Shares**          +3.37        +7.43        +63.50          3.51
ML Municipal Bond Fund, Inc. National Portfolio Class C Shares**          +3.34        +7.48        +66.22          3.46
ML Municipal Bond Fund, Inc. National Portfolio Class I Shares**          +3.74        +8.34        +76.47          4.11
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class A Shares**  +0.93        +2.77        +40.97          1.10
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class B Shares**  +0.81        +2.51        +41.39          0.86
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class C Shares**  +0.81        +2.52        +37.07          0.86
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class I Shares**  +0.98        +2.87        +46.47          1.20
Lehman Brothers 3-Year General Obligation Bond Index++                    +1.87        +4.96    +63.10/+58.21        --
Lehman Brothers Municipal Bond Index++++                                  +3.81        +8.74    +85.50/+87.25        --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
**The Fund's ten-year/since inception periods are ten years for Class B & Class I Shares and from 10/21/94 for Class A & Class C
Shares.
++This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better.
Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
                                                                                                          Insured Portfolio
             S&P        Moody's     Face
STATE     Ratings+++   Ratings+++  Amount   Municipal Bonds                                                         Value
Alabama--1.9%                               Alabama Water Pollution Control Authority Revenue Bonds (b):
                AAA       Aaa     $ 3,020     5.75% due 8/15/2018                                                $    3,424
                AAA       Aaa       1,585     Revolving Fund Loan, Series A, 6.75% due 8/15/2017                      1,753
                AAA       Aaa      10,000   Lauderdale County and Florence, Alabama, Health Care Authority,
                                            Revenue Refunding Bonds (Coffee Health Group), Series A, 6% due
                                            7/01/2029 (e)                                                            11,226
                AAA       Aaa       7,000   University of Alabama, University Revenue Bonds (Birmingham),
                                            6% due 10/01/2020 (g)                                                     8,085


Arizona--1.4%   AAA       Aaa       6,750   Arizona State Municipal Financing Program, COP, Series 34, 7.25%
                                            due 8/01/2009 (f)                                                         8,481
                                            Phoenix, Arizona, Civic Improvement Corporation, Excise Tax
                                            Revenue Bonds, Sub-Series A (e):
                AAA       Aaa       4,280     5% due 7/01/2020                                                        4,572
                AAA       Aaa       4,320     5% due 7/01/2022                                                        4,560


Arkansas--0.5%  NR*       Aaa       6,060   University of Arkansas, University Revenue Bonds (Various
                                            Facilities--Fayetteville Campus), 5.50% due 12/01/2021 (g)                6,767


California--    AAA       Aaa      19,000   California Pollution Control Financing Authority, PCR, Refunding
9.3%                                        (Pacific Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (e)        20,927
                AAA       Aaa       2,075   California State Department of Veteran Affairs, Home Purpose
                                            Revenue Refunding Bonds, Series A, 5.35% due 12/01/2027 (b)               2,172
                                            California State, Department of Water Resources, Power Supply
                                            Revenue Bonds, Series A:
                AAA       Aaa      12,000     5.375% due 5/01/2017 (j)                                               13,330
                AAA       Aaa      12,000     5.375% due 5/01/2018 (b)                                               13,274
                AAA       Aaa      10,000   California State, GO, Refunding, 5% due 2/01/2033 (b)                    10,401
                AAA       Aaa      26,085   Los Angeles, California, Community College District, GO,
                                            Series A, 5.50% due 8/01/2019 (e)                                        29,015
                                            Pasadena, California, Electric Revenue Bonds (e):
                AAA       Aaa       2,500     5.25% due 6/01/2020                                                     2,729
                AAA       Aaa       2,630     5.25% due 6/01/2021                                                     2,852
                AAA       Aaa      11,685   Rialto, California, Unified School District, GO, Series A,
                                            6.24%** due 6/01/2025 (g)                                                 3,865
                AAA       Aaa       8,390   San Joaquin Hills, California, Transportation Corridor Agency,
                                            Toll Road Revenue Refunding Bonds, Series A, 5.28%** due
                                            1/15/2024 (e)                                                             2,982
                AAA       Aaa      15,000   San Jose, California, Redevelopment Agency, Tax Allocation
                                            Refunding Bonds, DRIVERS, Series 158, 9.663% due 8/01/2014 (d)(e)        16,187


Colorado--7.3%  AAA       Aaa      19,250   Aurora, Colorado, COP, 6% due 12/01/2025 (b)                             22,168
                                            Denver, Colorado, City and County Airport Revenue Refunding Bonds:
                AAA       Aaa       2,000     AMT, Series D, 5.50% due 11/15/2015 (i)                                 2,203
                AAA       Aaa       4,850     AMT, Series D, 5.50% due 11/15/2017 (i)                                 5,259
                AAA       Aaa       2,500     AMT, Series D, 5.50% due 11/15/2018 (i)                                 2,694
                NR*       Aaa      31,160     RIB, Series 153, 9.921% due 11/15/2025 (d)(e)                          36,873
                AAA       Aaa      18,915     Series B, 5% due 11/15/2033 (j)                                        19,454
                AAA       Aaa       4,000   Logan County, Colorado, Justice Center Finance Corporation,
                                            COP, 5.50% due 12/01/2020 (e)                                             4,418


Connecticut--   AAA       NR*       2,830   Connecticut State HFA, Housing Mortgage Finance Revenue Bonds,
0.2%                                        AMT, Sub-Series B-2, 5.35% due 11/15/2032 (e)                             2,932


Florida--4.0%   AAA       Aaa       5,500   Dade County, Florida, Water and Sewer System Revenue Bonds, 5.25%
                                            due 10/01/2026 (g)                                                        5,781
                NR*       Aaa      15,000   Escambia County, Florida, Health Facilities Authority, Health
                                            Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95%
                                            due 7/01/2020 (b)                                                        16,625
                                            Miami-Dade County, Florida, Aviation Revenue Bonds, AMT, Series A:
                AAA       Aaa      15,000     5.125% due 10/01/2035 (i)                                              15,255
                AAA       Aaa      10,000     (Miami International Airport), 5% due 10/01/2033 (g)                   10,079
                AAA       Aaa       2,240   West Coast Regional Water Supply Authority, Florida, Capital
                                            Improvement Revenue Bonds, 10.40% due 10/01/2010 (a)(b)                   3,164


Georgia--3.0%                               Georgia Municipal Electric Authority, Power Revenue Bonds,
                                            Series Y (b):
                AAA       Aaa         490     6.40% due 1/01/2013 (c)                                                   605
                AAA       Aaa       8,510     6.40% due 1/01/2013                                                    10,430
                AAA       Aaa      20,000   Georgia Municipal Electric Authority, Power Revenue Refunding
                                            Bonds, Series EE, 7% due 1/01/2025 (b)                                   27,183


Hawaii--0.8%    AAA       Aaa      10,000   Hawaii State Airport System, Revenue Refunding Bonds, 6.45%
                                            due 7/01/2013 (e)                                                        10,242


Illinois--4.3%  AAA       Aaa       2,000   Chicago, Illinois, O'Hare International Airport Revenue Bonds
                                            (Passenger Facility Charge), Series A, 5.625% due 1/01/2015 (b)           2,196
                AAA       NR*      14,450   Illinois Health Facilities Authority, Revenue Refunding Bonds,
                                            RIB, Series 166, 10.41% due 2/15/2024 (b)(d)(h)                          17,389
                AAA       Aaa      26,000   Illinois Regional Transportation Authority Revenue Bonds,
                                            Series A, 6.25% due 6/01/2004 (a)(b)                                     27,775
                AAA       Aaa       6,800   Illinois State, GO, 5.75% due 5/01/2021 (e)                               7,530


Indiana--0.5%   AAA       Aaa       5,555   Indiana State Office Building Commission, Facilities Revenue
                                            Bonds (Miami Correctional Facility--Phase 1), Series A, 5.50%
                                            due 7/01/2015 (b)                                                         6,309


Kansas--1.4%    AAA       Aaa      11,000   Kansas City, Kansas, Utility System Revenue Refunding and
                                            Improvement Bonds, 6.25% due 9/01/2014 (g)                               11,819
                AAA       Aaa       5,145   Manhattan, Kansas, Hospital Revenue Bonds (Mercy Health Center),
                                            5.50% due 8/15/2020 (i)                                                   5,600


Maryland--0.5%  AAA       Aaa       4,400   Maryland State Health and Higher Educational Facilities Authority
                                            Revenue Bonds (University of Maryland Medical System), Series B,
                                            7% due 7/01/2022 (g)                                                      5,829


Massachusetts-- AAA       Aaa       1,860   Massachusetts Educational Loan Authority, Education Loan Revenue
1.3%                                        Bonds, AMT, Issue D, Series A, 7.25% due 1/01/2009 (e)                    1,913
                AAA       Aaa       4,000   Massachusetts State HFA, Rental Housing Mortgage Revenue Bonds,
                                            AMT, Series C, 5.60% due 1/01/2045 (i)                                    4,147
                AAA       Aaa      10,000   Massachusetts State Health and Educational Facilities Authority
                                            Revenue Bonds (Beth Israel Deaconess Medical Center), INFLOS,
                                            Series G-4, 10.732% due 7/01/2025 (b)(d)                                 10,258


Michigan--1.3%  AAA       Aaa       5,540   Michigan State, HDA, Rental Housing Revenue Refunding Bonds,
                                            Series B, 6.15% due 10/01/2015 (e)                                        5,830
                AAA       Aaa      10,000   Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                            Bonds (Detroit Edison Company), Series AA, 6.40% due 9/01/2025 (e)       11,123


Minnesota--     NR*       Aaa       5,860   Delano, Minnesota, Independent School District Number 879, GO,
1.3%                                        Series A, 5.875% due 2/01/2025 (i)                                        6,658
                                            Sauk Rapids, Minnesota, Independent School District Number 047, GO,
                                            Series A (e):
                NR*       Aaa       3,735     5.65% due 2/01/2020                                                     4,194
                NR*       Aaa       4,440     5.70% due 2/01/2021                                                     4,984


Mississippi--   AAA       Aaa       1,320   Harrison County, Mississippi, Wastewater Management District,
1.0%                                        Revenue Refunding Bonds (Wastewater Treatment Facilities),
                                            Series A, 8.50% due 2/01/2013 (g)                                         1,855
                NR*       Aaa      10,000   Mississippi Hospital Equipment and Facilities Authority Revenue
                                            Bonds (Forrest County General Hospital Project), 6% due 1/01/2030 (i)    11,222



Portfolio
Abbreviations


To simplify the listings of Merrill Lynch Municipal Bond Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
CARS       Complementary Auction Rate Securities
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RAW        Revenue Anticipation Warrants
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
STRIPES    Short-Term Inverse Payment Exempt Securities
TAN        Tax Anticipation Notes
VRDN       Variable Rate Demand Notes



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
                                                                                                          Insured Portfolio
             S&P        Moody's     Face
STATE     Ratings+++   Ratings+++  Amount   Municipal Bonds                                                         Value
Missouri--2.0%                              Kansas City, Missouri, Airport Revenue Refunding and Improvement
                                            Bonds, Series A (e):
                AAA       Aaa     $12,990     5.50% due 9/01/2013                                                $   14,881
                AAA       Aaa       9,000     5.50% due 9/01/2014                                                    10,146


Nevada--4.5%    AAA       Aaa      10,000   Clark County, Nevada, IDR (Power Company Project), AMT, Series A,
                                            6.70% due 6/01/2022 (g)                                                  10,303
                AAA       Aaa      45,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                            Pacific Power Company), AMT, 6.65% due 6/01/2017 (e)                     46,985


New Jersey--    AAA       Aaa       6,810   Cape May County, New Jersey, Industrial Pollution Control
6.7%                                        Financing Authority, Revenue Refunding Bonds (Atlantic City Electric
                                            Company Project), Series A, 6.80% due 3/01/2021 (e)                       9,019
                                            Garden State Preservation Trust, New Jersey, Revenue Bonds,
                                            Series B (i):
                AAA       Aaa      23,000     5.17%** due 11/01/2024                                                  8,360
                AAA       Aaa       5,000     5.22%** due 11/01/2026                                                  1,634
                NR*       Aaa      12,500   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                                            (NUI Corporation), RIB, Series 371, 11.24% due 10/01/2022 (b)(d)         14,411
                AAA       Aaa      10,000   New Jersey EDA, Water Facilities Revenue Refunding Bonds (American
                                            Water), AMT, Series B, 5.125% due 4/01/2022 (b)                          10,483
                AAA       Aaa       3,550   New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                            Revenue Bonds, AMT, Series M, 7% due 10/01/2026 (e)                       3,588
                AAA       Aaa      10,070   New Jersey State Transportation Trust Fund Authority, Transportation
                                            System Revenue Refunding Bonds, Series B, 6% due 12/15/2011 (a)(e)       12,438
                                            Salem County, New Jersey, Industrial Pollution Control Financing
                                            Authority, Revenue Refunding Bonds (Public Service Electric & Gas),
                                            RIB (d)(e):
                AAA       Aaa      10,000     Series 380, 11.24% due 6/01/2031                                       11,193
                AAA       Aaa      12,500     Series 381, 10.47% due 8/01/2030                                       14,145


New York--      AAA       Aaa      20,000   Metropolitan Transportation Authority, New York, Revenue Refunding
13.2%                                       Bonds, Series A, 5.50% due 11/15/2019 (b)                                22,559
                NR*       Aaa       7,620   Metropolitan Transportation Authority, New York, Service Contract
                                            Revenue Bonds, RIB, Series 697X, 9.772% due 7/01/2024 (d)(e)              9,004
                NR*       Aaa      12,075   New York City, New York, City Municipal Water Finance Authority,
                                            Water and Sewer System Revenue Bonds, RIB, Series 158, 10.277%
                                            due 6/15/2026 (d)(e)                                                     14,928
                                            New York City, New York, GO:
                AAA       NR*      11,500     Series C, 5.625% due 3/15/2018 (j)                                     12,934
                AAA       Aaa      21,000     Series I, 6% due 4/15/2012 (i)                                         23,940
                                            New York City, New York, GO, Refunding, Series G:
                AAA       Aaa       7,655     5.75% due 2/01/2014 (e)                                                 8,416
                AAA       Aaa       5,155     5.75% due 2/01/2017 (i)                                                 5,655
                AAA       Aaa       7,210   New York State Dormitory Authority Revenue Bonds (School Districts
                                            Financing Program), Series D, 5.25% due 10/01/2023 (e)                    7,734
                AAA       Aaa      10,000   New York State Dormitory Authority, Revenue Refunding Bonds
                                            (Mental Health Services), Series A, 5.75% due 8/15/2022 (e)              11,193
                AAA       Aaa         160   New York State Medical Care Facilities Finance Agency Revenue
                                            Bonds, Series E, 6.25% due 8/15/2019 (g)                                    170
                                            Niagara Falls, New York, GO, Public Improvement (e):
                AAA       Aaa       2,975     6.90% due 3/01/2023                                                     3,134
                AAA       Aaa       3,190     6.90% due 3/01/2024                                                     3,360
                                            Tobacco Settlement Financing Corporation of New York Revenue
                                            Bonds, Series A-1 (b):
                AAA       NR*      17,000     5.25% due 6/01/2021                                                    18,464
                AAA       NR*      24,330     5.25% due 6/01/2022                                                    26,253


North           AAA       Aaa       3,500   North Carolina HFA, Home Ownership Revenue Bonds, AMT, Series 14-A,
Carolina--0.9%                              5.35% due 1/01/2022 (b)                                                   3,639
                AAA       Aaa       6,900   North Carolina Municipal Power Agency Number 1, Catawba Electric
                                            Revenue Bonds, Series A, 5.25% due 1/01/2019 (e)                          7,531


North Dakota--  AAA       NR*       4,765   North Dakota State, HFA, Revenue Bonds (Housing Finance Program),
0.4%                                        Series C, 5.30% due 7/01/2022 (b)                                         4,919


Ohio--0.5%      AAA       Aaa       6,000   Ohio State Water Development Authority, Pollution Control Facilities
                                            Revenue Bonds (Water Control Loan Fund--Water Quality Series),
                                            5.50% due 6/01/2014 (e)                                                   6,775


Oklahoma--0.6%  AAA       Aaa       6,385   Oklahoma State, IDR, Refunding (Health System), Series A, 6.25%
                                            due 8/15/2016 (e)                                                         7,442


Oregon--1.2%    AAA       Aaa       8,700   Oregon State Department, Administrative Services, COP, Series A,
                                            6.25% due 5/01/2010 (a)(b)                                               10,682
                AAA       Aaa       3,865   Port of Portland, Oregon, Airport Revenue Refunding Bonds (Portland
                                            International Airport), AMT, Series 7-B, 7.10% due 1/01/2012 (a)(e)       4,913


Pennsylvania--  AAA       NR*       5,000   Pennsylvania HFA, S/F Revenue Bonds, AMT, Series 72A, 5.25% due
1.4%                                        4/01/2021 (e)                                                             5,179
                AAA       Aaa       6,000   Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 12th Series B,
                                            7% due 5/15/2020 (c)(e)                                                   7,791
                AAA       Aaa       4,420   Philadelphia, Pennsylvania, Redevelopment Authority Revenue Bonds
                                            (Neighborhood Transformation), Series A, 5.50% due 4/15/2020 (g)          4,890


Rhode Island--  AAA       Aaa       6,815   Rhode Island State Economic Development Corporation, Airport
0.6%                                        Revenue Bonds, Series B, 6% due 7/01/2028 (g)                             7,771


South           AAA       Aaa       4,200   South Carolina State Public Service Authority, Revenue Refunding
Carolina--0.4%                              Bonds, Series A, 6.25% due 1/01/2022 (b)                                  4,689


Texas--9.4%     AAA       Aaa      11,190   Austin, Texas, Utility System Revenue Bonds, Combined, 9.25% due
                                            11/15/2008 (e)                                                           11,992
                                            Dallas-Fort Worth, Texas, International Airport Revenue Bonds, AMT:
                AAA       Aaa      30,000     Series A, 5.50% due 11/01/2033 (e)                                     31,693
                AAA       NR*      17,975     DRIVERS, Series 202, 10.64% due 11/01/2028 (d)(g)                      21,512
                                            El Paso, Texas, Water and Sewer Revenue Refunding and Improvement
                                            Bonds, Series A (i):
                AAA       Aaa       4,375     6% due 3/01/2018                                                        5,087
                AAA       Aaa       4,645     6% due 3/01/2019                                                        5,368
                AAA       Aaa      14,500   Harris County, Houston, Texas, Sports Authority, Special Revenue
                                            Refunding Bonds, Junior Lien, Series B, 5.25% due 11/15/2040 (e)         15,273
                AAA       Aaa       3,500   Houston, Texas, Water Conveyance System Contract, COP, Series J,
                                            6.25% due 12/15/2013 (b)                                                  4,316
                AAA       Aaa      11,800   Matagorda County, Texas, Navigation District Number 1, Revenue
                                            Refunding Bonds (Houston Light and Power Company), Series A,
                                            6.70% due 3/01/2027 (b)                                                  11,965
                AAA       Aaa       6,000   San Antonio, Texas, Electric and Gas Revenue Bonds, 5.375% due
                                            2/01/2018 (e)                                                             6,523
                                            Texas State Department of Housing and Community Affairs, S/F
                                            Mortgage Revenue Bonds, AMT, Series A (e):
                AAA       Aaa       2,180     5.45% due 9/01/2023                                                     2,265
                AAA       Aaa       2,800     5.50% due 3/01/2026                                                     2,903


Utah--1.4%      AAA       NR*       9,535   Utah Transit Authority, Sales Tax and Transportation Revenue
                                            Bonds (Salt Lake County Light Rail Transit Project), 5.375% due
                                            12/15/2022 (i)                                                           10,237
                                            Utah Water Finance Agency Revenue Bonds (Pooled Loan Financing
                                            Program), Series A (b):
                NR*       Aaa       2,515     5.75% due 10/01/2015                                                    2,906
                NR*       Aaa       3,770     6% due 10/01/2020                                                       4,398


Virginia--3.9%  AAA       Aaa      19,755   Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                            Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (b)                  23,337
                                            Virginia State HDA, Commonwealth Mortgage Revenue Bonds (e):
                AAA       Aa1       2,285     AMT, Series A, Sub-Series A-4, 5.40% due 1/01/2011                      2,477
                AAA       Aaa       2,270     AMT, Series A, Sub-Series A-4, 5.50% due 1/01/2012                      2,450
                AAA       Aaa      19,965     Series J, Sub-Series J-1, 5.20% due 7/01/2019                          20,983


Washington--    AAA       Aaa       4,960   Chelan County, Washington, Public Utility District Number 001,
4.8%                                        Consolidated Revenue Bonds (Chelan Hydro System), AMT, Series A,
                                            5.45% due 7/01/2037 (b)                                                   5,160
                AAA       Aaa      33,535   Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                            6.625% due 7/01/2004 (a)(g)                                              36,095
                AAA       Aaa      18,000   Tacoma, Washington, Electric System Revenue Refunding Bonds,
                                            Series A, 5.75% due 1/01/2019 (i)                                        20,319



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)
                                                                                                          Insured Portfolio
             S&P        Moody's     Face
STATE     Ratings+++   Ratings+++  Amount   Municipal Bonds                                                         Value
West            AAA       Aaa     $12,250   Pleasants County, West Virginia, PCR, Refunding (Potomac--
Virginia--1.1%                              Pleasants), Series C, 6.15% due 5/01/2015 (b)                        $   13,459


Wisconsin--     AAA       Aaa       9,000   Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds
3.0%                                        (Midwest Energy Resources), Series E, 6.90% due 8/01/2021 (g)            11,931
                AAA       Aaa       4,650   Wisconsin Public Power Inc., Power Supply System Revenue Bonds,
                                            Series A, 5.75% due 7/01/2006 (a)(e)                                      5,319
                                            Wisconsin State, GO:
                AAA       Aaa       5,365     AMT, Series B, 6.50% due 5/01/2025 (e)                                  5,724
                AAA       Aaa      13,570     Series F, 5.50% due 5/01/2019 (i)                                      15,136


Puerto Rico--                               Puerto Rico Commonwealth, Highway and Transportation Authority,
2.3%                                        Transportation Revenue Bonds (g):
                AAA       Aaa       2,900     5.25% due 7/01/2017                                                     3,273
                AAA       Aaa       3,100     5.25% due 7/01/2018                                                     3,474
                AAA       Aaa       1,750     Series G, 5.25% due 7/01/2017                                           1,975
                AAA       Aaa       1,250     Series G, 5.25% due 7/01/2018                                           1,401
                AAA       Aaa       1,000     Series G, 5.25% due 7/01/2020                                           1,107
                AAA       Aaa      16,705   Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                            Revenue Bonds, Series A, 5.375% due 8/01/2023 (e)                        18,274


                                            Total Municipal Bonds (Cost--$1,147,255)--98.3%                       1,248,481


                                   Shares
                                    Held    Short-Term Securities

                                    1,017   Merrill Lynch Institutional Tax-Exempt Fund++                             1,017


                                            Total Short-Term Securities (Cost--$1,017)--0.1%                          1,017


                Total Investments (Cost--$1,148,272)--98.4%                                                       1,249,498
                Other Assets Less Liabilities--1.6%                                                                  20,330
                                                                                                                 ----------
                Net Assets--100.0%                                                                               $1,269,828
                                                                                                                 ==========

(a)Prerefunded.
(b)AMBAC Insured.
(c)Escrowed to maturity.
(d)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2003.
(e)MBIA Insured.
(f)BIG Insured.
(g)FGIC Insured.
(h)FHA Insured.
(i)FSA Insured.
(j)XL Capital Insured.
*Not Rated.
**Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2(a)(3) of the Investment Company Act of 1940) are as follows:


                                             (In Thousands)
                                   Net          Dividend
Affiliate                        Activity        Income

Merrill Lynch Institutional
Tax-Exempt Fund                   1,017           $191


+++Ratings of issues shown are unaudited.

See Notes to Financial Statements.



SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
                                                                                                         National Portfolio
             S&P        Moody's     Face
STATE     Ratings+++   Ratings+++  Amount   Municipal Bonds                                                         Value
Alabama--0.4%   AAA       Aaa     $ 3,820   Alabama Incentives Financing Authority, Special Obligation
                                            Revenue Refunding Bonds, Series A, 6% due 10/01/2029 (c)             $    4,430


Alaska--0.6%    AAA       Aaa       3,000   Alaska State Housing Financial Corporation, General Mortgage
                                            Revenue Refunding, Series A, 6% due 6/01/2027 (f)                         3,076
                                            Anchorage, Alaska, School, GO, Series B (e):
                AAA       Aaa       1,760     5.875% due 12/01/2016                                                   2,053
                AAA       Aaa       2,100     5.875% due 12/01/2017                                                   2,450


Arizona--3.6%   NR*       Aaa         875   Arizona Health Facilities Authority, Hospital System Revenue Refunding
                                            Bonds (Saint Luke's Health Systems), 7.25% due 11/01/2003 (j)               902
                BBB       Baa2      2,000   Arizona Health Facilities Authority Revenue Bonds (Catholic
                                            Healthcare West), Series A, 6.625% due 7/01/2020                          2,145
                NR*       Aa1       2,000   Arizona Student Loan Acquisition Authority, Student Loan Revenue
                                            Refunding Bonds, AMT, Senior-Series B, 6.60% due 5/01/2010                2,127
                AAA       Aaa       2,000   Gilbert, Arizona, Water and Sewer Revenue Refunding Bonds,
                                            6.50% due 7/01/2022 (e)                                                   2,115
                AAA       NR*       1,000   Glendale, Arizona, Development Authority, Educational Facilities
                                            Revenue Refunding Bonds (American Graduate School International),
                                            7.125% due 7/01/2005 (j)(p)                                               1,126
                                            Maricopa County, Arizona, Alhambra Elementary School District 068,
                                            GO, Series A (c):
                AAA       Aaa       1,000     6.75% due 7/01/2004 (j)                                                 1,078
                AAA       Aaa         525     6.75% due 7/01/2014                                                       563
                BBB       Baa1      1,000   Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun
                                            Health Corporation), 6.125% due 4/01/2018                                 1,041
                BBB       Baa2      5,000   Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds
                                            (Catholic Healthcare West Project), Series A, 5% due 7/01/2021            4,725
                AAA       Aaa       1,000   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Metro
                                            Gardens--Mesa Ridge Project), Series A, 5.65% due 7/01/2019 (f)           1,061
                                            Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                            Refunding, Series A:
                BB+       Ba1       1,200     (El Paso Electric Company Project), 6.25% due 5/01/2037                 1,235
                BBB-      Baa3      1,000     (Public Service Company of New Mexico Project), 6.30%
                                              due 12/01/2026                                                          1,028
                                            Peoria, Arizona, Improvement District No. 8401, Special Assessment
                                            Bonds No. 8802:
                BBB+      NR*         430     7.20% due 1/01/2010                                                       446
                BBB+      NR*         510     7.20% due 1/01/2013                                                       530
                                            Peoria, Arizona, Improvement District, Special Assessment Bonds
                                            No. 8801:
                BBB+      NR*         190     7.30% due 1/01/2009                                                       197
                BBB+      NR*         395     7.30% due 1/01/2011                                                       410
                AAA       Aaa       2,330   Phoenix, Arizona, Civic Improvement Corporation, Municipal
                                            Facilities, Excise Tax Revenue Bonds, 5.75% due 7/01/2016 (e)             2,692
                NR*       Ca        5,000   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                            (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023            2,650
                NR*       Aaa       2,720   Phoenix, Arizona, IDA Revenue Bonds (Camelback Crossing), 6.20%
                                            due 9/20/2020 (d)                                                         3,009
                B+        Ba3       1,000   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                            (Tucson Electric Power Company Project), Series B, 6% due 9/01/2029         939
                BBB-      NR*         750   Prescott Valley, Arizona, Improvement District, Special Assessment
                                            Bonds (Sewer Collection System Roadway Repair), 7.90% due 1/01/2012         784
                A         NR*       1,600   Sedona, Arizona, Sewer Revenue Refunding Bonds, 7% due 7/01/2012          1,705
                AA        NR*       3,515   Tucson, Arizona, IDA, Senior Living Facilities Revenue Bonds
                                            (Christian Care Tucson Inc. Project), Series A, 6.125% due 7/01/2024      3,889



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
                                                                                                         National Portfolio
             S&P        Moody's     Face
STATE     Ratings+++   Ratings+++  Amount   Municipal Bonds                                                         Value
Arizona         AAA       Aaa     $ 3,180   University of Arizona, COP, Refunding, Series A, 5.50% due
(concluded)                                 6/01/2018 (c)                                                        $    3,568
                AAA       Aaa       1,000   University of Arizona, COP (University of Arizona Parking and
                                            Student Housing), 5.75% due 6/01/2019 (c)                                 1,131
                NR*       NR*       3,000   Vistancia, Arizona, Community Facilities District, GO, 6.75% due
                                            7/15/2022                                                                 3,081


Arkansas--0.2%  AAA       NR*         160   Arkansas State Development Finance Authority, S/F Mortgage Revenue
                                            Bonds (Mortgage-Backed Securities Program), Series H, 6.15% due
                                            7/01/2016 (d)(l)                                                            171
                NR*       A2          250   Arkansas State Student Loan Authority Revenue Bonds, AMT,
                                            Sub-Series B, 7.25% due 6/01/2009                                           289
                BBB       Baa2        625   Camden, Arkansas, Environmental Improvement Revenue Bonds
                                            (International Paper Co. Project), AMT, Series A, 7.625% due
                                            11/01/2018                                                                  674
                AAA       Aaa         250   Fort Smith, Arkansas, Water, Sewer and Construction Revenue
                                            Refunding Bonds, 6% due 4/01/2004 (f)(j)                                    262
                AAA       Aaa         200   Jonesboro, Arkansas, Residential Housing and Health Care
                                            Facilities Board, Hospital Revenue Refunding Bonds (Saint
                                            Bernards Regional Medical Center), Series B, 5.90% due 7/01/2016 (c)        225
                AAA       Aaa         250   University of Central Arkansas, Housing System Revenue Bonds,
                                            6.50% due 1/01/2031 (h)                                                     299


California--    AAA       Aaa       9,770   Alameda County, California, COP (Financing Project), 6% due
10.0%                                       9/01/2006 (f)(j)                                                         11,357
                A         NR*       4,765   California Health Facilities Financing Authority, Health Facility
                                            Revenue Bonds (Adventist Health System), Series A, 5% due 3/01/2033       4,671
                NR*       A2        1,435   California Educational Facilities Authority Revenue Bonds
                                            (University of San Diego), Series A, 5.40% due 10/01/2032                 1,548
                BBB+      A3        7,500   California State, Department of Water Resources, Power Supply
                                            Revenue Bonds, Series A, 5.75% due 5/01/2017                              8,239
                                            California State, GO, Refunding:
                A         A2        9,000     5% due 2/01/2023                                                        9,013
                A         A2        6,400     5.25% due 2/01/2028                                                     6,546
                A         A2       10,000     5.125% due 6/01/2031                                                   10,035
                A-        A3        6,010   California Statewide Communities Development Authority, Health
                                            Facility Revenue Bonds (Memorial Health Services), Series A, 6%
                                            due 10/01/2023                                                            6,503
                NR*       NR*       2,880   Capistrano, California, Unified School District, Community
                                            Facility District, Special Tax Bonds (No. 90-2 Talega), 6% due
                                            9/01/2032                                                                 2,970
                                            Chula Vista, California, Community Facilities District, Special
                                            Tax Bonds (No. 06-1, Eastlake Woods Area), Series A:
                NR*       NR*       1,080     6.05% due 9/01/2020                                                     1,114
                NR*       NR*       2,000     6.15% due 9/01/2026                                                     2,063
                                            Contra Costa County, California, Special Tax Bonds (Community
                                            Facilities District Number 2001-01):
                NR*       NR*       1,585     6% due 9/01/2026                                                        1,651
                NR*       NR*       1,200     6.10% due 9/01/2031                                                     1,258
                                            Golden State Tobacco Securitization Corporation of California,
                                            Tobacco Settlement Revenue Bonds:
                A-        Baa2      5,250     Series 2003-A-1, 6.75% due 6/01/2039                                    4,740
                A-        Baa2      1,000     Series A-3, 7.875% due 6/01/2042                                        1,003
                A-        Baa2      4,200     Series A-4, 7.80% due 6/01/2042                                         4,191
                A-        Baa2      2,785     Series A-5, 7.875% due 6/01/2042                                        2,796
                NR*       NR*       4,000   Long Beach, California, Special Tax Bonds (Community Facilities
                                            District No. 3-Pine Ave.), 6.375% due 9/01/2023                           4,265
                                            Los Angeles, California, Department of Water and Power, Electric
                                            Plant Revenue Refunding Bonds:
                AA-       Aaa       7,000     6% due 2/15/2005 (j)                                                    7,619
                NR*       Aa3       5,160     RIB, Series 370, 10.74% due 2/15/2024 (g)                               6,033
                NR*       NR*       1,100   Poway, California, Unified School District, Special Tax Bonds
                                            (Community District No. 6), Series A, 6.05% due 9/01/2025                 1,129
                NR*       NR*       2,695   Riverside, California, Improvement Bond Act of 1915, Special
                                            Assessment (Riverwalk Assessment District), 6.375% due 9/02/2026          2,842
                                            Roseville, California, Special Tax (Stoneridge Community
                                            Facilities Number 1):
                NR*       NR*       1,250     6.20% due 9/01/2021                                                     1,314
                NR*       NR*       1,125     6% due 9/01/2025                                                        1,174
                NR*       NR*       2,500     6.30% due 9/01/2031                                                     2,626
                                            San Francisco California, City and County Redevelopment Agency
                                            Revenue Bonds (Community Facilities District Number 6--Mission):
                NR*       NR*       5,000     6% due 8/01/2021                                                        5,138
                NR*       NR*       2,500     GO, Series A, 6% due 8/01/2025                                          2,506
                NR*       Aaa       1,075   San Francisco, California, Uptown Parking Corporation, Parking
                                            Revenue Bonds (Union Square), 6% due 7/01/2020 (f)                        1,223
                                            Santa Margarita, California, Water District, Special Tax Refunding
                                            Bonds:
                NR*       NR*       3,000     (Community Facilities District No. 99), Series 1, 6.25% due
                                              9/01/2029                                                               3,122
                NR*       NR*       3,680     (Community Facilities District Number 99-1), 6.20% due 9/01/2020        3,845


Colorado--2.1%  AA        NR*         500   Boulder County, Colorado, Hospital Development Revenue Bonds
                                            (Longmont United Hospital Project), 6% due 12/01/2030                       551
                AAA       NR*         555   Boulder County, Colorado, M/F Mortgage Revenue Bonds (Sinton
                                            Apartments Project), AMT, 6.625% due 7/01/2034 (b)                          567
                                            Colorado HFA Revenue Refunding Bonds (S/F Program), AMT:
                AA        Aa2         260     Senior Series B-2, 7.25% due 10/01/2031                                   274
                NR*       Aa2         265     Senior Series B-3, 6.80% due 11/01/2028                                   269
                AA        Aa2         245     Senior Series C-2, 7.25% due 10/01/2031                                   258
                AAA       Aaa         550   Colorado Water Resource and Power Development Authority, Small
                                            Water Resource Revenue Bonds, Series A, 5.80% due 11/01/2020 (e)            628
                A         A2        2,575   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                            Series A, 7.50% due 11/15/2023                                            2,787
                                            Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                            Improvement Fee):
                NR*       NR*       7,560     Series A, 7.35% due 9/01/2031                                           7,805
                NR*       NR*       1,400     Series B, 7% due 9/01/2031                                              1,436
                AAA       Aaa       3,685   Larimer County, Colorado, Poudre School District Number R-1,
                                            GO, 6% due 12/15/2016 (e)                                                 4,333
                BB+       Ba1       6,170   Northwest Parkway, Colorado, Public Highway Authority Revenue
                                            Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                     6,468
                NR*       A1          750   Pitkin County, Colorado, GO, Refunding and Improvement Bonds,
                                            6.875% due 12/01/2024                                                       817


Connecticut--   AAA       Aaa       1,000   Connecticut State Development Authority, Governmental Lease Revenue
2.0%                                        Bonds, 6.60% due 6/15/2014 (f)                                            1,069
                AA        A1        2,000   Connecticut State Development Authority Revenue Bonds (General Fund),
                                            Series A, 6.375% due 10/15/2024                                           2,155
                AAA       Aaa       1,500   Connecticut State Development Authority, Solid Waste Disposal
                                            Facilities Revenue Bonds (Pfizer Inc. Project), AMT, 7% due 7/01/2025     1,653
                AAA       NR*       1,250   Connecticut State Development Authority, Water Facility Revenue
                                            Bonds (Bridgeport Hydraulic Company), AMT, 6.15% due 4/01/2035 (c)        1,414
                AA        Aa3       1,000   Connecticut State, GO, Series B, 5.50% due 11/01/2018                     1,118
                                            Connecticut State, HFA, Revenue Refunding Bonds (Housing Mortgage
                                            Finance Program):
                AAA       Aaa       1,000     AMT, Series B, Sub-Series B-2, 5.70% due 5/15/2017                      1,063
                AAA       Aaa         955     Series A-1, 6% due 11/15/2028                                           1,024
                AAA       Aaa       1,200     Series C-1, 6.30% due 11/15/2017                                        1,275
                                            Connecticut State Health and Educational Facilities Authority
                                            Revenue Bonds:
                AAA       Aaa       1,000     (Bridgeport Hospital), Series A, 6.625% due 7/01/2018 (f)               1,014
                AAA       Aaa       1,400     (Newington Children's Hospital), Series A, 6.30% due 7/01/2021 (f)      1,489
                AA        NR*       1,500     (Waterbury Hospital Issue), Series C, 5.75% due 7/01/2020               1,631
                AA        NR*       1,000     (Westover School), Series A, 5.70% due 7/01/2030                        1,083
                A1+       VMIG1++     200     (Yale University), VRDN, Series U, 1% due 7/01/2033 (a)                   200
                                            Connecticut State Health and Educational Facilities Authority,
                                            Revenue Refunding Bonds:
                AA        NR*       2,000     (Eastern Connecticut Health Network), Series A, 6.50% due 7/01/2030     2,323
                AA        NR*         640     (Sacred Heart University), 6.625% due 7/01/2026                           722
                AAA       Aaa       1,000     (Yale--New Haven Hospital Issue), Series H, 5.70% due 7/01/2025 (f)     1,095
                                            Connecticut State Higher Education, Supplemental Loan Authority
                                            Revenue Bonds (Family Education Loan Program), AMT, Series A:
                NR*       Aa3         405     6.40% due 11/15/2014                                                      416
                NR*       Aaa       1,175     5.50% due 11/15/2020                                                    1,211



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
                                                                                                         National Portfolio
             S&P        Moody's     Face
STATE     Ratings+++   Ratings+++  Amount   Municipal Bonds                                                         Value
Connecticut     NR*       NR*     $ 1,000   Connecticut State Regional Learning Educational Service Center
(concluded)                                 Revenue Bonds (Office/Education Center Facility), 7.75%
                                            due 2/01/2015                                                        $    1,035
                AA        Baa2        860   Waterbury, Connecticut, GO, 6% due 2/01/2017 (m)                            954


Florida--6.0%   NR*       NR*       2,200   Bonnet Creek Resort, Florida, Community Development District,
                                            Special Assessment Revenue Bonds, 7.50% due 5/01/2034                     2,309
                NR*       NR*         465   Brooks of Bonita Springs II, Florida, Community Development
                                            District, Capital Improvement Revenue Bonds, Series B, 6.60% due
                                            5/01/2007                                                                   471
                NR*       Aaa       2,725   Duval County, Florida, School Board, COP, 5.75% due 7/01/2017 (h)         3,128
                NR*       NR*       5,000   Fiddlers Creek, Florida, Community Development District Number 2,
                                            Special Assessment Revenue Bonds, Series A, 6.375% due 5/01/2035          4,956
                AAA       Aaa       6,330   Florida HFA, Revenue Bonds (Antigua Club Apartments), AMT,
                                            Series A-1, 7% due 2/01/2035 (c)                                          6,617
                NR*       NR*       2,100   Heritage Isles Community Development District, Florida, Special
                                            Assessment Revenue Refunding Bonds, 5.90% due 11/01/2006                  2,106
                BBB-      Baa1      4,415   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric
                                            Company Project), 5.10% due 10/01/2013                                    4,402
                A+        Aa3       9,500   Jacksonville, Florida, Electric Authority, Water and Sewer Revenue
                                            Bonds, Series A, 6% due 10/01/2024                                       10,300
                NR*       NR*         995   Lakewood Ranch Community, Florida, Development District Number 5,
                                            Special Assessment Revenue Refunding Bonds, Series B, 6% due 5/01/2011    1,002
                AAA       NR*       7,000   Lee County, Florida, Airport Revenue Bonds, RIB, AMT, Series 580X,
                                            10.64% due 10/01/2029 (g)(h)                                              8,507
                AAA       Aaa       4,500   Lee County, Florida, Transportation Facilities Revenue Bonds,
                                            5.75% due 10/01/2022 (f)                                                  4,940
                                            Mediterra, Florida, South Community Development District, Capital
                                            Improvement Revenue Bonds:
                NR*       NR*       1,075     6.85% due 5/01/2031                                                     1,123
                NR*       NR*       1,000     Series A, 6.375% due 5/01/2034                                          1,001
                NR*       NR*          20     Series B, 6.25% due 5/01/2004                                              20
                NR*       NR*       2,000     Series B, 5.50% due 5/01/2010                                           1,990
                AAA       NR*         785   Orange County, Florida, HFA, Mortgage Revenue Bonds, AMT,
                                            Series A, 8.375% due 3/01/2021 (b)(d)                                       787
                AAA       Aaa       5,000   Orange County, Florida, Tourist Development, Tax Revenue Bonds,
                                            5.50% due 10/01/2020 (c)                                                  5,525
                NR*       NR*         800   Panther Trace, Florida, Community Development District, Special
                                            Assessment Revenue Bonds, Series B, 6.50% due 5/01/2009                     807
                NR*       NR*       1,000   Park Place Community Development District, Florida, Special
                                            Assessment Revenue Bonds, 6.75% due 5/01/2032                             1,016
                NR*       NR*       1,135   Preserve at Wilderness Lake, Florida, Community Development District,
                                            Capital Improvement Revenue Bonds, Series B-1, 5.90% due 11/01/2006       1,136
                AAA       Aaa       2,000   Saint Lucie, Florida, West Services District, Utility Revenue
                                            Refunding Bonds, Senior Lien, 6% due 10/01/2022 (f)                       2,288
                NR*       NR*       2,735   Stoneybrook West, Florida, Community Development District,
                                            Special Assessment Revenue Bonds, Series B, 6.45% due 5/01/2010           2,786
                NR*       NR*       1,045   Verandah West, Florida, Community Development District, Capital
                                            Improvement Revenue Bonds, Series B, 5.25% due 5/01/2008                  1,042
                NR*       NR*       4,905   Vista Lakes Community, Florida, Development District, Capital
                                            Improvement Revenue Bonds, Series B, 5.80% due 5/01/2008                  4,952


Georgia--1.3%   NR*       NR*       5,000   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic
                                            Station Project), 7.90% due 12/01/2024                                    5,201
                AAA       Aaa       5,210   College Park, Georgia, Business and IDA Revenue Bonds (Civic
                                            Center Project), 5.75% due 9/01/2026 (c)                                  5,819
                AAA       Aaa       3,450   Fulton County, Georgia, Development Authority Revenue Bonds
                                            (Morehouse College Project), 5.875% due 12/01/2030 (c)                    3,926
                NR*       Aaa       1,250   Tift County, Georgia, Development Authority Revenue Bonds (First
                                            ABAC LLC Project), Series A, 5% due 9/01/2019 (c)                         1,344


Hawaii--0.1%    BBB       Baa1      1,410   Kuakini, Hawaii, Health System, Special Purpose Revenue Bonds,
                                            Series A, 6.30% due 7/01/2022                                             1,459


Idaho--0.3%     BB+       Ba3       5,000   Power County, Idaho, Industrial Development Corporation, Solid
                                            Waste Disposal Revenue Bonds (FMC Corporation Project), AMT,
                                            6.45% due 8/01/2032                                                       4,159


Illinois--6.1%  AAA       NR*      10,620   Chicago, Illinois, Board of Education, GO, DRIVERS, Series 199,
                                            10.17% due 12/01/2020 (c)(g)                                             13,252
                AAA       Aaa       1,400   Chicago, Illinois, GO (Neighborhoods Alive 21 Program), 5.875%
                                            due 1/01/2019 (e)                                                         1,598
                CCC       Caa2      3,000   Chicago, Illinois, O'Hare International Airport, Special Facility
                                            Revenue Refunding Bonds (American Airlines Inc. Project), 8.20%
                                            due 12/01/2024                                                            1,650
                AAA       Aaa       2,265   Chicago, Illinois, Park District, GO, Refunding, Series B, 5.75%
                                            due 1/01/2015 (e)                                                         2,616
                AAA       Aaa       1,500   Chicago, Illinois, Park District, GO, Series A, 5.75% due
                                            1/01/2016 (e)                                                             1,718
                NR*       NR*       2,000   Chicago, Illinois, Special Assessment Bonds (Lake Shore East),
                                            6.75% due 12/01/2032                                                      2,009
                AAA       Aaa       3,210   Cicero, Illinois, GO, Refunding (Corporate Purpose), 6% due
                                            12/01/2028 (f)                                                            3,664
                NR*       Aaa       7,000   Decatur, Illinois, GO, Refunding, 6% due 3/01/2025 (e)                    7,899
                BBB       A3       10,000   Hodgkins, Illinois, Environmental Improvement Revenue Bonds
                                            (Metro Biosolids Management LLC Project), AMT, 6% due 11/01/2023         10,382
                                            Illinois State, GO, 1st Series (f):
                AAA       Aaa       8,890     5.75% due 12/01/2015                                                   10,275
                AAA       Aaa       3,745     5.75% due 12/01/2016                                                    4,319
                AAA       Aaa       4,000     5.75% due 12/01/2017                                                    4,590
                NR*       Aa3       3,000   Illinois State, Sales Tax Revenue Bonds, 6% due 6/15/2020                 3,464
                AAA       Aa1       2,000   Lake County, Illinois, Forest Preservation District, GO (Land
                                            Acquisition and Development), 5.75% due 12/15/2016                        2,348
                NR*       A1        4,400   Southwestern Illinois Development Authority, Sewer Facilities
                                            Revenue Bonds (Monsanto Company Project), AMT, 7.30% due 7/15/2015        4,625


Indiana--0.2%   NR*       NR*       2,595   Indiana State Educational Facilities Authority, Revenue Refunding
                                            Bonds (Saint Joseph's College Project), 7% due 10/01/2029                 2,787


Iowa--0.8%      AAA       Aaa       1,000   Iowa City, Iowa, Sewer Revenue Bonds, 5.75% due 7/01/2021 (f)             1,096
                NR*       NR*       6,930   Iowa Finance Authority, Health Care Facilities Revenue Refunding
                                            Bonds (Care Initiatives Project), 9.25% due 7/01/2025                     8,189


Kansas--1.4%    AAA       Aaa      12,000   Wichita, Kansas, Hospital Revenue Refunding Bonds, RIB, Series III-A,
                                            11.55% due 10/01/2017 (f)(g)                                             12,520
                BBB       Baa1      4,500   Wyandotte County, Kansas, Kansas City Unified Government Revenue
                                            Refunding Bonds (General Motors Corporation Project), 6% due 6/01/2025    4,827


Kentucky--1.4%                              Kenton County, Kentucky, Airport Board, Special Facilities Airport
                                            Revenue Bonds (Delta Airlines Project), AMT, Series A:
                B         B3          500     7.50% due 2/01/2012                                                       450
                B         B3        4,950     7.50% due 2/01/2020                                                     4,453
                B         B3        4,635     7.125% due 2/01/2021                                                    4,002
                BBB       Baa2      8,000   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds (TJ
                                            International Project), AMT, 7% due 6/01/2024                             8,441


Louisiana--     NR*       Baa3     34,000   Lake Charles, Louisiana, Harbor and Terminal District, Port
4.0%                                        Facilities Revenue Refunding Bonds (Trunkline Long Company Project),
                                            7.75% due 8/15/2022                                                      35,367
                BB-       NR*      13,000   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                            Company Project), 7.50% due 7/01/2013                                    13,188


Maine--1.2%     BB+       Ba1       8,635   Maine Finance Authority, Solid Waste Recycling Facilities Revenue
                                            Bonds (Great Northern Paper Project--Bowater), AMT, 7.75% due
                                            10/01/2022                                                                8,644
                AA+       Aa1       6,045   Maine State Housing Authority, Mortgage Purpose Revenue Bonds,
                                            DRIVERS, AMT, Series 170, 10.62% due 11/15/2028 (g)                       6,659


Maryland--1.1%  NR*       NR*         500   Anne Arundel County, Maryland, Special Obligation Revenue Bonds
                                            (Arundel Mills Project), 7.10% due 7/01/2029                                546
                NR*       VMIG1++     200   Baltimore County, Maryland, EDR, Refunding (Garrison Forest
                                            School Project), VRDN, 1% due 6/01/2026 (a)                                 200
                AA        Aa2         600   Carroll County, Maryland, Consolidated Public Improvement, GO,
                                            6.50% due 10/01/2004 (j)                                                    653
                NR*       Aa2       1,000   Maryland State Community Development Administration, Department
                                            of Housing and Community Development, Housing Revenue Bonds, AMT,
                                            Series B, 6.15% due 1/01/2021                                             1,077
                NR*       Aa2       1,185   Maryland State Community Development Administration, Department
                                            of Housing and Community Development, Residential Revenue Refunding
                                            Bonds, Series A, 5.60% due 3/01/2017 (b)                                  1,254



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
                                                                                                         National Portfolio
             S&P        Moody's     Face
STATE     Ratings+++   Ratings+++  Amount   Municipal Bonds                                                         Value
Maryland        NR*       Aaa     $ 1,000   Maryland State Community Development Administration, Department
(concluded)                                 of Housing and Community Development Revenue Bonds (Waters
                                            Landing II Apartments), AMT, Series A, 5.875% due 8/01/2033          $    1,067
                                            Maryland State Community Development Administration, Department
                                            of Housing and Community Development Revenue Refunding Bonds,
                                            S/F Program:
                NR*       Aa2         500     4th Series, 6.45% due 4/01/2014                                           517
                NR*       Aa2          30     6th Series, 7.05% due 4/01/2017                                            31
                NR*       NR*         345   Maryland State Economic Development Corporation Revenue Bonds
                                            (Health and Mental Hygiene Program), Series A, 7.125% due 3/01/2006         366
                A-        NR*       1,000   Maryland State Energy Financing Administration, Solid Waste Disposal
                                            Revenue Bonds, Limited Obligation (Wheelabrator Water Projects),
                                            AMT, 6.45% due 12/01/2016                                                 1,077
                AAA       Aaa         625   Maryland State Health and Higher Educational Facilities Authority
                                            Revenue Bonds (University of Maryland Medical System), Series B,
                                            7% due 7/01/2022 (e)                                                        828
                                            Maryland State Health and Higher Educational Facilities Authority
                                            Revenue Refunding Bonds:
                AAA       Aaa       1,470     (Maryland General Hospital), 6.125% due 7/01/2019 (f)                   1,559
                NR*       NR*         900     (Memorial Hospital of Cumberland), 6.50% due 7/01/2004 (j)                947
                                            Maryland Water Quality Financing Administration, Revolving Loan Fund
                                            Revenue Bonds, Series A:
                AA        Aa2         300     6.375% due 9/01/2010                                                      318
                AA        Aa2         500     6.55% due 9/01/2014                                                       507
                NR*       Aa2         375   Montgomery County, Maryland, Housing Opportunities Commission,
                                            S/F Mortgage Revenue Refunding Bonds, Series A, 5.75% due 7/01/2013         404
                AAA       NR*         500   Prince George's County, Maryland, Housing Authority, Mortgage
                                            Revenue Refunding Bonds (Parker Apartments Project), Series A,
                                            7.25% due 11/20/2016 (d)                                                    511
                AA+       Aa3       1,000   University of Maryland, System Auxiliary Facility and Tuition
                                            Revenue Bonds, Series A, 5.75% due 10/01/2019                             1,150


Massachusetts-- AA        Aa2       1,000   Massachusetts Bay Transportation Authority Revenue Bonds
1.5%                                        (General Transportation System), Series A, 7% due 3/01/2021               1,318
                AAA       Aaa         460   Massachusetts Education Loan Authority, Education Loan Revenue
                                            Bonds, AMT, Issue E, Series A, 7.375% due 1/01/2012 (c)                     479
                AAA       Aaa         610   Massachusetts Educational Financing Authority, Education Loan
                                            Revenue Refunding Bonds, AMT, Issue E, 5.85% due 7/01/2014 (c)              680
                BB+       NR*       1,000   Massachusetts State Development Finance Agency, Revenue Refunding
                                            Bonds (Eastern Nazarine College), 5.625% due 4/01/2029                      771
                AAA       Aaa       2,500   Massachusetts State, HFA, Housing Revenue Refunding Bonds,
                                            Series B, 6.05% due 12/01/2009 (f)                                        2,647
                AAA       Aaa         915   Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
                                            Series 48, 6.35% due 6/01/2026 (f)                                          961
                AA        Aa2       1,065   Massachusetts State, HFA, S/F Housing Revenue Refunding Bonds,
                                            AMT, Series 40, 6.65% due 12/01/2027                                      1,112
                AAA       Aaa       2,575   Massachusetts State Health and Educational Facilities Authority
                                            Revenue Bonds (Medical Center of Central Massachusetts), CARS,
                                            Series B, 11.67% due 6/23/2022 (c)(g)                                     3,353
                                            Massachusetts State Health and Educational Facilities Authority,
                                            Revenue Refunding Bonds:
                NR*       Ba2         180     (Bay Cove Human Services Issue), Series A, 5.85% due 4/01/2004            184
                AAA       Aaa          85     (Boston College), Series J, 6.625% due 7/01/2021 (e)                       85
                AAA       Aaa       1,900     (Massachusetts General Hospital), Series F, 6.25% due 7/01/2012 (c)     2,270
                NR*       Ca          723     (New England Memorial Hospital), Series B, 6.125% due 7/01/2013 (k)        43
                NR*       Ca        8,924     (New England Memorial Hospital), Series B, 6.25% due 7/01/2023 (k)        535
                AAA       Aaa         550     (Stonehill College), Series E, 6.60% due 7/01/2020 (f)                    558
                                            Massachusetts State Water Pollution Abatement Trust, Water Abatement
                                            Revenue Bonds, Series A:
                AA+       Aaa       1,550     6.375% due 2/01/2004 (j)                                                1,631
                AA+       Aaa         130     6.375% due 2/01/2015                                                      136
                NR*       Aaa       1,600   Montachusett, Massachusetts, Regional Vocational Technical School
                                            District, GO, 5.95% due 1/15/2020 (f)                                     1,869


Michigan--1.4%  BBB       Baa2      5,000   Delta County, Michigan, Economic Development Corporation,
                                            Environmental Improvement Revenue Refunding Bonds (Mead
                                            Westvaco--Escanaba), Series A, 6.25% due 4/15/2027                        5,188
                BBB       Baa2        500   Dickinson County, Michigan, Economic Development Corporation,
                                            Environmental Improvement Revenue Refunding Bonds (International
                                            Paper Company Project), Series A, 5.75% due 6/01/2016                       537
                AAA       Aaa       1,000   Eastern Michigan University Revenue Refunding Bonds, 6% due
                                            6/01/2024 (c)                                                             1,154
                BBB-      Baa3      3,000   Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                            Bonds (Hurley Medical Center), 6% due 7/01/2020                           2,828
                AAA       Aaa         615   Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                            Facility Revenue Refunding and Improvement Bonds (Bronson
                                            Methodist Hospital), Series A, 6.375% due 5/15/2017 (f)                     630
                AAA       Aaa       1,500   Michigan State Hospital Finance Authority Revenue Refunding
                                            Bonds (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (f)               1,718
                                            Michigan State Strategic Fund, Limited Obligation Revenue
                                            Refunding Bonds:
                AAA       Aaa       1,060     (Detroit Edison Company), Series AA, 6.40% due 9/01/2025 (f)            1,179
                A-        A3        3,500     (Detroit Edison Pollution Control), Series C, 5.45% due 9/01/2029       3,635


Minnesota--     A         A1        1,400   Anoka County, Minnesota, Solid Waste Disposal Revenue Bonds
1.1%                                        (Natural Rural Utilities), AMT, Series A, 6.95% due 12/01/2008            1,436
                NR*       A1        1,000   Eden Prairie, Minnesota, M/F Housing Revenue Bonds (Rolling
                                            Hills Project), Series A, 6.15% due 8/20/2031 (d)                         1,111
                AAA       NR*       1,500   Minneapolis and St. Paul, Minnesota, Metropolitan Airports
                                            Commission, Airport Revenue Bonds, DRIVERS, AMT, Series 203,
                                            10.15% due 1/01/2012 (e)(g)                                               1,887
                A-        NR*         485   Minneapolis, Minnesota, Community Development Agency, M/F Housing
                                            Revenue Bonds (Riverside Homes Project), AMT, 6.20% due 9/01/2029           494
                A-        NR*         750   Minneapolis, Minnesota, Community Development Agency, Supported
                                            Development Revenue Bonds (Common Bond Fund), AMT, Series 2,
                                            6.20% due 6/01/2017                                                         797
                NR*       A3        1,500   Minneapolis, Minnesota, Health Care System Revenue Bonds
                                            (Allina Health System), Series A, 5.70% due 11/15/2022                    1,579
                AA+       Aa1         480   Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT, Series L,
                                            6.70% due 7/01/2020                                                         494
                NR*       Aa2       1,110   Ramsey County, Minnesota, Housing and Redevelopment Authority,
                                            M/F Housing Revenue Bonds (Hanover Townhouses Project), AMT, 6%
                                            due 7/01/2031                                                             1,154
                NR*       Aaa       1,000   Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds
                                            (Saint Cloud Hospital Obligation Group), Series A, 6.25% due
                                            5/01/2020 (h)                                                             1,155
                AAA       Aaa       1,000   Saint Francis, Minnesota, Independent School District No. 015, GO,
                                            Series A, 6.35% due 2/01/2013 (h)                                         1,119
                BBB       NR*         990   Sartell, Minnesota, IDR, Refunding (Champion International
                                            Corporation), 6.95% due 7/01/2012                                         1,008
                AA        NR*       1,500   Waconia, Minnesota, Health Care Facilities Revenue Bonds (Ridgeview
                                            Medical Center Project), Series A, 6.125% due 1/01/2029 (m)               1,661


Mississippi--   NR*       Aaa       1,760   Mississippi Home Corporation, S/F Mortgage Revenue Bonds (Access
0.1%                                        Program), AMT, Series A, 6.90% due 6/01/2024 (d)                          1,823


Missouri--0.5%                              Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                            Bonds (Gravois Bluffs):
                NR*       NR*       1,640     6.75% due 10/01/2015                                                    1,706
                NR*       NR*       4,000     7% due 10/01/2021                                                       4,360


Nevada--1.8%    NR*       NR*       3,000   Henderson, Nevada, Local Improvement Districts, Special Assessment,
                                            Series No. T-14, 5.80% due 3/01/2023                                      3,004
                                            Las Vegas, Nevada, Local Improvement Bonds, Special Assessment,
                                            Special Improvement District Number 808, Summerlin:
                NR*       NR*       1,775     5.875% due 6/01/2009                                                    1,842
                NR*       NR*       2,045     6.125% due 6/01/2012                                                    2,121
                NR*       NR*       2,285     6.25% due 6/01/2013                                                     2,370
                NR*       NR*       2,000   Reno, Nevada, Special Assessment District Number 4 (Somerset Parkway),
                                            6.625% due 12/01/2022                                                     2,038
                                            Sparks, Nevada, Redevelopment Agency, Tax Allocation Revenue
                                            Refunding Bonds, Series A:
                AA        NR*       3,110     6% due 1/15/2015                                                        3,464
                AA        NR*       6,315     6% due 1/15/2023                                                        6,825


New Jersey--    CCC       B2          825   Camden County, New Jersey, Pollution Control Financing Authority,
2.9%                                        Solid Waste Resource Recovery Revenue Refunding Bonds, AMT, Series B,
                                            7.50% due 12/01/2009                                                        789
                NR*       NR*       3,300   New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest
                                            Village Inc. Facility), Series A, 7.25% due 11/15/2031                    3,413
                BB+       NR*       3,000   New Jersey Health Care Facilities Financing Authority Revenue
                                            Bonds (Pascack Valley Hospital Association), 6% due 7/01/2013             2,989



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
                                                                                                         National Portfolio
             S&P        Moody's     Face
STATE     Ratings+++   Ratings+++  Amount   Municipal Bonds                                                         Value
New Jersey                                  New Jersey State Turnpike Authority, Turnpike Revenue
(concluded)                                 Refunding Bonds (f)(g):
                NR*       Aaa     $10,000     DRIVERS, Series 155, 10.277% due 1/01/2018                         $   12,822
                NR*       Aaa       5,000     RIB, Series 315, 10.24% due 1/01/2018                                   6,411
                A-        Baa2     10,000   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                            Bonds, 7% due 6/01/2041                                                   9,378


New Mexico--    BBB-      Baa3      8,000   Farmington, New Mexico, PCR, Refunding (Public Service Company of
0.8%                                        San Juan), Series B, 6.30% due 12/01/2016                                 8,277
                AAA       Aaa         300   Las Cruces, New Mexico, Health Facilities Revenue Refunding Bonds
                                            (Evangelical Lutheran Project), 6.45% due 12/01/2017 (h)                    307
                AAA       NR*         250   New Mexico Mortgage Finance Authority, Revenue Refunding Bonds,
                                            Mortgage-Backed Securities, Series F, 7% due 1/01/2026 (d)(e)(l)            286
                AAA       Aaa         250   Santa Fe County, New Mexico, Correctional System Revenue Bonds,
                                            6% due 2/01/2027 (h)                                                        309


New York--      AAA       Aaa       9,500   Metropolitan Transportation Authority, New York, Commuter Facilities,
12.8%                                       Service Contract Revenue Refunding Bonds, Series 8, 5.50% due
                                            7/01/2013 (h)(j)                                                         11,322
                AAA       Aaa      10,000   Metropolitan Transportation Authority, New York, Transit Facilities
                                            Revenue Bonds, Series A, 5.625% due 7/01/2007 (f)(j)                     11,606
                NR*       NR*       3,230   New York City, New York, City IDA, Civic Facility Revenue Bonds
                                            (Special Needs Facilities Pooled Program), Series C-1, 6% due
                                            7/01/2012                                                                 3,252
                BB+       Ba2       4,050   New York City, New York, City IDA, Special Facility Revenue Bonds
                                            (British Airways PLC Project), AMT, 7.625% due 12/01/2032                 3,564
                NR*       Aaa      10,000   New York City, New York, City Municipal Water Finance Authority,
                                            Water and Sewer System Revenue Bonds, RIB, Series 158, 10.277%
                                            due 6/15/2026 (f)(g)                                                     12,362
                AAA       Aaa       3,000   New York City, New York, City Transit Authority, Triborough
                                            Metropolitan Transportation Authority, COP, 5.75% due 1/01/2020 (c)       3,400
                                            New York City, New York, City Transitional Finance Authority,
                                            Revenue Refunding Bonds, Series C:
                AA+       Aa2       8,000     Future Tax Secured, 5.875% due 11/01/2017                               9,263
                AA+       Aa2      12,015     5.875% due 11/01/2015                                                  13,974
                                            New York City, New York, GO, Refunding:
                AAA       Aaa       6,600     Series A, 6% due 5/15/2021 (n)                                          7,569
                AAA       Aaa      10,000     Series A, 6.25% due 5/15/2026 (n)                                      11,752
                AAA       Aaa       4,000     Series B, 8.25% due 6/01/2006 (n)                                       4,722
                AAA       Aaa       4,000     Series C, 5.875% due 2/01/2016 (e)                                      4,464
                AAA       Aaa      15,000     Series G, 5.75% due 2/01/2014 (f)                                      16,492
                AAA       Aaa       1,000     Series H, 6% due 8/01/2017 (n)                                          1,141
                AAA       Aaa      10,000   New York City, New York, GO, Series B, 5.875% due 8/01/2015 (f)          11,667
                AA-       A3        5,000   New York State Dormitory Authority, Revenue Refunding Bonds
                                            (State University Educational Facilities), Series A, 7.50% due
                                            5/15/2013                                                                 6,667
                AAA       Aaa       3,350   New York State Environmental Facilities Corporation, State Clean
                                            Water and Drinking Revenue Bonds, Series B, 5.875% due 1/15/2019          3,857
                NR*       NR*          95   Suffolk County, New York, IDA, Civic Facility Revenue Bonds (Special
                                            Needs Facilities Pooled Program), Series D-1, 6% due 7/01/2012               96
                                            Tobacco Settlement Financing Corporation of New York Revenue Bonds,
                                            Series A-1 (c):
                AAA       NR*       6,800     5.25% due 6/01/2021                                                     7,386
                AAA       NR*       3,000     5.25% due 6/01/2022                                                     3,237
                NR*       NR*         705   Westchester County, New York, IDA, Civic Facilities Revenue Bonds
                                            (Special Needs Facilities Pooled Program), Series E-1, 6% due
                                            7/01/2012                                                                   710
                NR*       NR*       8,095   Westchester County, New York, IDA, Continuing Care Retirement,
                                            Mortgage Revenue Bonds (Kendal on Hudson Project), Series A,
                                            6.50% due 1/01/2034                                                       8,190


North           AAA       Aaa       1,195   Bladen County, North Carolina, GO, 5.60% due 5/01/2018 (h)                1,362
Carolina--2.2%  AAA       Aaa         920   Brunswick County, North Carolina, COP, 6% due 6/01/2016 (h)               1,077
                BBB+      A3          500   Chatham County, North Carolina, Industrial Facilities and
                                            Pollution Control Financing Authority Revenue Bonds (Carolina
                                            Power and Light Company), 6.30% due 6/15/2014                               509
                AAA       Aaa       1,000   Cumberland County, North Carolina, COP (Civic Center Project),
                                            Series A, 6.40% due 12/01/2004 (c)(j)                                     1,095
                NR*       Baa2      1,500   Haywood County, North Carolina, Industrial Facilities and Pollution
                                            Control Financing Authority Revenue Bonds (Champion International
                                            Corporation Project), AMT, 6.25% due 9/01/2025                            1,564
                BBB       Baa2      2,000   Martin County, North Carolina, Industrial Facilities and Pollution
                                            Control Financing Authority Revenue Bonds (Solid Waste Disposal--
                                            Weyerhaeuser Company), AMT, 6.80% due 5/01/2024                           2,101
                AA        Aa2         500   New Hanover County, North Carolina, Public Improvement, GO, 5.75%
                                            due 11/01/2015                                                              585
                                            North Carolina Eastern Municipal Power Agency, Power System
                                            Revenue Bonds:
                AAA       Aaa       1,500     Series B, 5.875% due 1/01/2021 (f)                                      1,683
                BBB       Baa3      4,000     Series D, 6.75% due 1/01/2026                                           4,383
                                            North Carolina HFA, S/F Revenue Bonds:
                AA        Aa2         200     AMT, Series X, 6.70% due 9/01/2026                                        206
                AA        Aa2       1,005     Series W, 6.50% due 3/01/2018                                           1,033
                NR*       NR*       2,500   North Carolina Medical Care Commission, Health Care Facilities,
                                            First Mortgage Revenue Bonds (Presbyterian Homes Project), 6.875%
                                            due 10/01/2021                                                            2,715
                NR*       NR*       1,625   North Carolina Medical Care Commission, Retirement Facilities,
                                            First Mortgage Revenue Bonds (Forest at Duke Project), 6.375%
                                            due 9/01/2032                                                             1,656
                                            North Carolina Municipal Power Agency Number 1, Catawba Electric
                                            Revenue Refunding Bonds, Series B:
                BBB+      Baa1        500     6.375% due 1/01/2013                                                      573
                A         NR*       1,080     6.375% due 1/01/2013                                                    1,237
                NR*       A2        1,175   North Carolina State Educational Assistance Authority Revenue
                                            Bonds (Guaranteed Student Loan), AMT, Sub-Lien, Series C, 6.35%
                                            due 7/01/2016                                                             1,242
                                            Piedmont, North Carolina, Triad Airport Authority, Airport Revenue
                                            Refunding Bonds, Series A (h):
                AAA       Aaa       1,000     6.375% due 7/01/2016                                                    1,194
                AAA       Aaa       1,000     6% due 7/01/2024                                                        1,140
                AAA       Aaa       1,000   Randolph County, North Carolina, COP, 5.75% due 6/01/2022 (h)             1,117


Ohio--2.9%      NR*       NR*       1,000   Cuyahoga County, Ohio, Health Care Facilities Revenue Refunding
                                            Bonds (Benjamin Rose Institute Project), 5.50% due 12/01/2028               864
                AAA       Aaa       1,200   Huron County, Ohio, GO, Human Services Building, 7.25% due
                                            12/01/2005 (f)(j)                                                         1,385
                NR*       NR*       2,000   Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital),
                                            6.125% due 12/01/2004 (j)                                                 2,151
                BBB       Baa1      2,000   Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors
                                            Corp. Project), AMT, 6.75% due 7/01/2014                                  2,232
                AAA       Aaa       3,000   North Canton, Ohio, City School District GO, 6.70% due
                                            12/01/2004 (c)(j)                                                         3,299
                                            Ohio HFA, Mortgage Revenue Bonds, AMT (d):
                NR*       Aaa         950     Series A-1, 6.15% due 3/01/2029                                         1,006
                AAA       Aaa         300     Series B-2, 6.70% due 3/01/2025                                           311
                NR*       Aaa       7,510   Ohio HFA, Residential Mortgage Revenue Bonds, Series A-1, 6.35%
                                            due 9/01/2031 (d)                                                         8,022
                AAA       Aaa       8,000   Ohio State Air Quality Development Authority, Revenue Refunding
                                            Bonds (Dayton Power & Light Company), Series B, 6.40% due
                                            8/15/2027 (f)                                                             8,190
                AAA       Aaa       1,000   Ohio State Water Development Authority, Pollution Control Facilities
                                            Revenue Refunding Bonds (Pennsylvania Power Co. Project), 6.15% due
                                            8/01/2023 (c)                                                             1,065
                AAA       Aaa       3,005   Toledo-Lucas County, Ohio, Lodging Tax Revenue Refunding Bonds
                                            (Convention Center Project), 5.70% due 10/01/2015 (f)                     3,393
                NR*       Aa3       1,000   Toledo-Lucas County, Ohio, Port Authority Revenue Refunding Bonds
                                            (Cargill Inc. Project), 5.90% due 12/01/2015                              1,023
                AAA       Aaa       2,000   Westerville, Ohio, Minerva Park and Blendon Township, Joint
                                            Hospital District Revenue Refunding Bonds (Saint Ann's Hospital),
                                            Series B, 7% due 9/15/2003 (c)(j)                                         2,025


Oregon--0.8%                                Forest Grove, Oregon, Campus Improvement Revenue Refunding Bonds
                                            (Pacific University) (m):
                AA        NR*         250     6% due 5/01/2015                                                          280
                AA        NR*         250     6.20% due 5/01/2020                                                       279
                AAA       Aaa       2,485   Jackson County, Oregon, Central Point School District Number 006,
                                            GO, 5.75% due 6/15/2017 (e)                                               2,857
                                            Oregon State Housing and Community Services Department, Mortgage
                                            Revenue Refunding Bonds (S/F Mortgage Program), Series A:
                NR*       Aa2         250     6.40% due 7/01/2018                                                       259
                NR*       Aa2         105     AMT, 6.20% due 7/01/2027                                                  111



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
                                                                                                         National Portfolio
             S&P        Moody's     Face
STATE     Ratings+++   Ratings+++  Amount   Municipal Bonds                                                         Value
Oregon          NR*       Aaa     $   500   Portland, Oregon, M/F Housing Authority Revenue Bonds (Lovejoy
(concluded)                                 Station Apartments Project), AMT, 5.90% due 7/01/2023 (f)            $      530
                NR*       Aaa         500   Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386,
                                            10.16% due 8/01/2020 (e)(g)                                                 708
                NR*       Aaa       3,190   Portland, Oregon, Urban Renewal and Redevelopment Revenue Bonds
                                            (South Park Blocks), Series A, 5.75% due 6/15/2018 (c)                    3,651
                NR*       Aaa       1,000   Portland, Oregon, Urban Renewal and Redevelopment Revenue Refunding
                                            Bonds (Downtown Waterfront), Series A, 5.75% due 6/15/2018 (c)            1,144


Pennsylvania--  AAA       Aaa       2,220   Allegheny County, Pennsylvania, Sanitation Authority, Sewer
1.2%                                        Revenue Bonds, 5.75% due 12/01/2017 (f)                                   2,561
                A         NR*       4,000   Pennsylvania State Higher Educational Facilities Authority Revenue
                                            Bonds (University of Pennsylvania Medical Center Health System),
                                            Series A, 6% due 1/15/2031                                                4,230
                NR*       NR*       1,265   Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                            Development, AMT, 7.75% due 12/01/2017                                    1,294
                A-        NR*       5,750   Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
                                            (Guthrie Health), Series A, 5.875% due 12/01/2031                         5,995


Rhode Island--  AA+       Aa2       8,075   Rhode Island Housing and Mortgage Finance Corporation Revenue Bonds,
1.4%                                        DRIVERS, AMT, Series 156, 10.539% due 4/01/2029 (g)                       8,794
                AAA       Aaa       6,815   Rhode Island State Economic Development Corporation, Airport Revenue
                                            Bonds, Series B, 6% due 7/01/2028 (e)                                     7,771
                AA        NR*       1,000   Rhode Island State Economic Development Corporation Revenue Bonds
                                            (Providence Place Mall), 6.125% due 7/01/2020 (m)                         1,127


South           BBB+      Baa2      5,400   Medical University, South Carolina, Hospital Authority, Hospital
Carolina--0.5%                              Facilities Revenue Refunding Bonds, Series A, 6.375% due 8/15/2027        5,695


South Dakota--  NR*       Aaa       3,750   Pierre, South Dakota, School District Number 32-2, GO, 5.75% due
0.3%                                        8/01/2020 (h)                                                             4,256


Tennessee--                                 Chattanooga, Tennessee, IDB, Lease Rent Revenue Bonds (Southside
2.1%                                        Redevelopment Corporation) (c):
                AAA       Aaa       4,485     5.75% due 10/01/2017                                                    5,167
                AAA       Aaa       3,740     5.75% due 10/01/2018                                                    4,287
                BB+       Ba1       4,950   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                            Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                   4,903
                AA        Aa2       5,000   Metropolitan Government of Nashville and Davidson County,
                                            Tennessee, GO, 5.875% due 5/15/2026                                       5,518
                NR*       NR*       2,000   Metropolitan Knoxville, Tennessee, Airport Authority, Special
                                            Purpose Revenue Bonds (Northwest Airlines Inc. Project), AMT, 8%
                                            due 4/01/2032                                                             1,530
                A-        Baa1      3,800   Shelby County, Tennessee, Health, Educational and Housing Facility
                                            Board, Hospital Revenue Refunding Bonds (Methodist Healthcare),
                                            6.50% due 9/01/2026                                                       4,185


Texas--10.5%                                Austin, Texas, Convention Center Revenue Bonds (Convention
                                            Enterprises Inc.), First Tier, Series A:
                BBB-      Baa3      4,300     6.60% due 1/01/2021                                                     4,587
                BBB-      Baa3      2,300     6.70% due 1/01/2028                                                     2,453
                AAA       Aaa       5,300   Austin, Texas, Revenue Bonds (Town Lake Community Events Center
                                            Venue), 6.20% due 11/15/2029 (e)                                          6,200
                                            Bexar County, Texas, Health Facilities Development Corporation,
                                            Revenue Refunding Bonds (Army Retirement Residence Project):
                BBB-      NR*         600     6.125% due 7/01/2022                                                      622
                BBB-      NR*       1,750     6.30% due 7/01/2032                                                     1,823
                BBB-      Ba1       4,250   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                            Energy Inc. Project), Series B, 7.75% due 12/01/2018                      4,594
                AAA       NR*       1,415   Cameron County, Texas, Housing Finance Corporation, S/F Mortgage
                                            Revenue Refunding Bonds, Series B-1, 6.75% due 9/01/2025 (d)(l)           1,475
                AAA       NR*      10,125   Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                            DRIVERS, AMT, Series 201, 10.64% due 11/01/2024 (e)(g)                   12,114
                AA        NR*       1,260   Fort Bend County, Texas, Municipal Utility District Number 23, GO,
                                            6.625% due 9/01/2024                                                      1,444
                AA+       Aa1       1,400   Fort Worth, Texas, Certificates of Obligation, GO, 6.25% due
                                            3/01/2021                                                                 1,499
                AA        NR*       1,000   Gregg County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                                            6.875% due 10/01/2020 (m)                                                 1,196
                NR*       Aa3       1,000   Harris County, Texas, Health Facilities Development Corporation,
                                            Revenue Refunding Bonds, RITR, Series 6, 9.795% due 12/01/2027 (g)(i)     1,355
                A-        A3        1,000   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                            Semiconductor), AMT, 6.95% due 4/01/2030                                  1,123
                BBB-      Ba1       8,080   Matagorda County, Texas, Navigation District Number 1 Revenue
                                            Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029         8,764
                AAA       Aaa       1,000   Pflugerville, Texas, Independent Industrial School District, GO,
                                            5.75% due 8/15/2020                                                       1,130
                BB-       Ba3       4,825   Port Corpus Christi, Texas, Individual Development Corporation,
                                            Environmental Facilities Revenue Bonds (Citgo Petroleum Corporation
                                            Project), AMT, 8.25% due 11/01/2031                                       4,963
                BBB       Baa2      2,495   Red River Authority, Texas, PCR, Refunding (Celanese Project),
                                            Series A, 6.45% due 11/01/2030                                            2,644
                AA        NR*       1,000   Red River, Texas, Education Finance Revenue Bonds (Saint Mark's
                                            School--Texas Project), 6% due 8/15/2019                                  1,100
                NR*       Aaa         730   South Plains, Texas, Housing Finance Corporation, S/F Mortgage
                                            Revenue Bonds, AMT, Series A, 7.30% due 9/01/2031                           831
                                            Southeast Texas, Housing Finance Corporation Revenue Bonds,
                                            AMT (d)(o):
                NR*       Aaa       1,100     Series A, 8% due 11/01/2025                                             1,197
                NR*       Aaa         475     Series B, 8.50% due 11/01/2025                                            498
                AA        Aa1         800   Texas State, GO, Veterans' Housing Assistance Fund II, AMT,
                                            Series A, 7% due 8/01/2004                                                  832
                AA        NR*         805   Texas State, GO, Water Development Board, 7% due 8/01/2004 (j)              857
                                            Texas State Public Finance Authority, Building Revenue Bonds (h):
                AAA       Aaa       2,100     (General Services Commission Project), Series A, 6% due 2/01/2020       2,425
                AAA       Aaa       1,000     (State Preservation Project), Series B, 6% due 8/01/2015                1,171
                NR*       Baa3      1,750   Texas State Student Housing Corporation, Student Housing Revenue
                                            Bonds (Midwestern State University Project), 6.50% due 9/01/2034          1,709
                AAA       Aaa      48,000   Texas State Turnpike Authority, Central Texas Turnpike System
                                            Revenue Bonds, First Tier, Series A, 5.75% due 8/15/2038 (c)             54,048
                AAA       Aaa       4,930   Upper Trinity Regional Water District, Texas, Water Revenue Bonds
                                            (Regional Treated Water Supply System), Series A, 6% due 8/01/2020 (e)    5,721


Utah--1.1%      AAA       Aaa      12,000   Weber County, Utah, Municipal Building Authority, Lease Revenue
                                            Bonds, 7.50% due 12/15/2004 (j)                                          13,356


Virginia--0.6%  BBB+      A3        2,425   Chesterfield County, Virginia, IDA, PCR (Virginia Electric and Power
                                            Company), Series B, 5.875% due 6/01/2017                                  2,586
                BBB-      Baa3      4,900   Mecklenburg County, Virginia, IDA, Exempt Facility Revenue Refunding
                                            Bonds (UAE LP Project), 6.50% due 10/15/2017                              5,072


Washington--    AAA       Aaa       2,065   Kitsap County, Washington, GO, 5.875% due 7/01/2020 (c)                   2,365
1.1%            AAA       Aaa       3,000   Port Seattle, Washington, Special Facilities Revenue Bonds, Series A,
                                            6% due 9/01/2029 (f)                                                      3,469
                AAA       Aaa       3,010   Seattle, Washington, Drain and Wastewater Utility Revenue Bonds,
                                            5.75% due 11/01/2022 (f)                                                  3,371
                NR*       NR*       2,500   Seattle, Washington, Housing Authority, Housing Revenue Bonds
                                            (Replacement Housing Project), 6.125% due 12/01/2032                      2,526
                AAA       Aaa       1,625   University of Washington, University Revenue Bonds (Student
                                            Facilities Fee), 5.875% due 6/01/2017 (h)                                 1,880


West            BBB       Baa2      7,500   Upshur County, West Virginia, Solid Waste Disposal Revenue Bonds
Virginia--0.7%                              (TJ International Project), AMT, 7% due 7/15/2025                         8,148


Wisconsin--     NR*       Aaa       2,050   Waterford, Wisconsin, Graded Joint School District Number 1, GO,
1.7%                                        Refunding, 5.75% due 4/01/2018 (e)(h)                                     2,343
                AA        Aa2       6,585   Wisconsin Housing and EDA, Home Ownership Revenue Refunding Bonds,
                                            RITR, AMT, Series 18, 10.562% due 9/01/2028 (g)                           7,060
                AAA       Aaa       7,265   Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (f)              8,071
                BBB+      NR*       3,250   Wisconsin State Health and Educational Facilities Authority Revenue
                                            Bonds (Synergyhealth Inc.), 6% due 11/15/2023                             3,339


Wyoming--1.1%   AAA       Aaa       8,400   Sweetwater County, Wyoming, PCR, Refunding (Idaho Power Company
                                            Project), Series A, 6.05% due 7/15/2026 (f)                               9,474
                BB+       Ba3       4,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                            (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024                3,715



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)
                                                                                                         National Portfolio
             S&P        Moody's     Face
          Ratings+++   Ratings+++  Amount   Municipal Bonds                                                         Value
Guam--0.0%      AAA       NR*     $   115   Guam Housing Corporation, S/F Mortgage Revenue Bonds, AMT,
                                            Series A, 5.75% due 9/01/2031 (o)                                     $     126


Puerto                                      Puerto Rico Commonwealth Highway and Transportation Authority,
Rico--2.4%                                  Transportation Revenue Bonds:
                A-        Baa2      8,045     5.75% due 7/01/2022                                                     8,841
                AAA       Aaa       2,000     Series B, 5.875% due 7/01/2021 (f)                                      2,318
                A         Baa1      1,000     Series B, 6% due 7/01/2026                                              1,079
                                            Puerto Rico Commonwealth, Public Improvement, GO (f):
                AAA       Aaa       4,145     5.75% due 7/01/2010                                                     4,963
                AAA       Aaa         785     Refunding, 5.70% due 7/01/2020                                            897
                AAA       Aaa         800   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                            STRIPES, Series T, 10.29% due 7/01/2004 (g)(h)(j)                           909
                NR*       Aa2       2,000   Puerto Rico Industrial Tourist Educational, Medical and Environmental
                                            Control Facilities Revenue Bonds (Ascension Health), RIB, Series 377,
                                            10.99% due 11/15/2030 (g)                                                 2,467
                                            Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                            Revenue Bonds, Series E:
                BBB+      Baa3      2,750     5.70% due 8/01/2025                                                     2,939
                BBB+      Baa3      3,995     5.50% due 8/01/2029                                                     4,242
                BBB+      Baa3      1,000     5.75% due 8/01/2030                                                     1,089


Virgin          BBB-      Baa3      8,000   Virgin Islands Government Refinery Facilities Revenue Bonds
Islands--0.7%                               (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                         8,168


                                            Total Municipal Bonds (Cost--$1,115,452)--97.0%                       1,186,321


                                   Shares
                                    Held    Short-Term Securities
                                   23,423   Merrill Lynch Institutional Tax-Exempt Fund**                            23,423


                                            Total Short-Term Securities (Cost--$23,423)--1.9%                        23,423


                Total Investments (Cost--$1,138,875)--98.9%                                                       1,209,744
                Other Assets Less Liabilities--1.1%                                                                  13,939
                                                                                                                 ----------
                Net Assets--100.0%                                                                               $1,223,683
                                                                                                                 ==========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2003.
(b)FHA Insured.
(c)AMBAC Insured.
(d)GNMA Collateralized.
(e)FGIC Insured.
(f)MBIA Insured.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2003.
(h)FSA Insured.
(i)Escrowed to maturity.
(j)Prerefunded.
(k)Non-income producing security.
(l)FNMA Collateralized.
(m)Radian Insured.
(n)XL Capital Insured.
(o)FHLMC Collateralized.
(p)Connie Lee Insured.
*Not Rated.
**Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2(a)(3) of the Investment Company Act of 1940) are as follows:


                                             (In Thousands)
                                   Net          Dividend
Affiliate                        Activity        Income

Merrill Lynch Institutional
Tax-Exempt Fund                   23,423          $288


++Highest short-term rating issued by Moody's Investors Service, Inc.
+++Ratings of issues shown are unaudited.

See Notes to Financial Statements.



SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
                                                                                                 Limited Maturity Portfolio
             S&P        Moody's     Face
STATE     Ratings+++   Ratings+++  Amount   Municipal Bonds                                                         Value
Alabama--1.4%   AA        Aa3     $ 7,675   Alabama State Public School and College Authority, Capital
                                            Improvement Revenue Bonds, Series D, 5% due 8/01/2003                $    7,702
                AAA       Aaa       2,400   Birmingham, Alabama, GO, Refunding and Improvement, Series B,
                                            4% due 12/01/2004 (c)                                                     2,500


Alaska--0.4%    A-        A3        3,000   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Phillips
                                            Petroleum Company Project), Series A, VRDN, 2% due 1/01/2004 (b)          3,009


Arizona--3.4%   AA-       A1        4,000   Central Arizona, Water Conservation District, Contract Revenue
                                            Refunding Bonds (Central Arizona Project), Series A, 5.40% due
                                            11/01/2005                                                                4,371
                                            Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                            Refunding (Arizona Public Service Company):
                A-        A3        5,000     Series D, 1.75% due 5/01/2029                                           5,004
                A-        A3        5,000     Series E, 1.75% due 5/04/2029                                           5,004
                                            Salt River Project, Arizona, Agriculture Improvement and Power
                                            District, Electric System Revenue Refunding Bonds (Salt River
                                            Project):
                AA        Aa2       7,000     Series A, 5.25% due 1/01/2006                                           7,642
                AAA       Aa2       1,455     Series B, 7% due 1/01/2005 (g)                                          1,581
                AA        Aa2         890     Series B, 7% due 1/01/2005                                                965


California--    SP1       MIG1++    1,900   California State, RAW, Series A, 2% due 6/16/2004                         1,914
3.5%            A         A3       10,000   California Statewide Communities Development Authority Revenue
                                            Bonds (Kaiser Permanente), Series C, 3.70% due 5/31/2005                 10,311
                A         A2        4,000   Chula Vista, California, IDR, Refunding (San Diego Gas & Electric
                                            Co.), AMT, Series A, 6.75% due 3/01/2004                                  4,055
                AAA       Aaa       5,000   Long Beach, California, Harbor Revenue Bonds, AMT, Series A, 4%
                                            due 5/15/2027                                                             5,125
                AAA       Aaa       3,750   Natomas, California, Unified School District, COP (Natomas High
                                            School Project), VRDN, 2.50% due 9/01/2004 (b)(c)                         3,796


Colorado--0.5%  AAA       Aaa       3,175   Denver, Colorado, City and County Airport Revenue Refunding Bonds,
                                            AMT, Series A, 5.50% due 11/15/2004 (c)                                   3,351


Connecticut--   AA        Aa3       2,700   Connecticut State, GO, Refunding, Series C, 4% due 12/15/2005             2,872
0.8%            AAA       Aaa       2,630   Waterbury, Connecticut, GO, Refunding, 4% due 2/01/2005 (i)               2,735


Delaware--0.6%  AAA       Aaa       4,125   Delaware State, GO, Series A, 5% due 1/01/2006                            4,486


Florida--2.8%   AA+       Aa1       3,000   Broward County, Florida, GO, Refunding, 4.625% due 1/01/2005              3,080
                AAA       Aaa         500   Charlotte County, Florida, Utility Revenue Bonds, 6.75% due
                                            10/01/2003 (a)(f)                                                           517
                AAA       Aaa       1,000   Dade County, Florida, GO, Series I, 6.90% due 7/01/2003 (c)               1,000
                AA+       Aa2       1,000   Florida State Board of Education, Capital Outlay, GO (Public
                                            Education), Series B, 5.625% due 6/01/2005                                1,081
                AAA       Aaa       2,500   Florida State Board of Education, Lottery Revenue Bonds, Series B,
                                            5.25% due 7/01/2005 (f)                                                   2,694
                AAA       Aaa         400   Hillsborough County, Florida, Aviation Authority Revenue Refunding
                                            Bonds (Tampa International Airport), AMT, Series A, 5% due
                                            10/01/2005 (c)                                                              428
                AAA       Aaa       9,685   Orlando, Florida, Greater Orlando Aviation Authority, Airport
                                            Facilities Revenue Refunding Bonds, Series C, 5% due 10/01/2004          10,163
                AAA       Aaa         300   Port Orange, Florida, Water and Sewer Revenue Refunding Bonds, 5%
                                            due 10/01/2003 (c)                                                          303
                AAA       Aaa         500   Tallahassee, Florida, Energy System Revenue Bonds, Series B, 4%
                                            due 10/01/2004 (e)                                                          518


Georgia--4.0%   AA-       Aa2       3,500   Cherokee County, Georgia, GO, 4.25% due 8/01/2003                         3,510
                A1+       VMIG1++  10,000   Clayton County, Georgia, Development Authority, Special Facilities
                                            Revenue Bonds (Delta Airlines), VRDN, AMT, Series C, 1.05% due
                                            5/01/2035 (b)                                                            10,000
                NR*       Aa2       5,000   Coweta County, Georgia, School District, GO, Sales Tax, 4.50% due
                                            8/01/2005                                                                 5,327
                A+        Aa3       2,050   Dalton, Georgia, Building Authority Revenue Bonds, 5% due 7/01/2004       2,132
                AAA       Aaa       2,550   Georgia State, GO, Refunding, Series A, 6.25% due 3/01/2006               2,866



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
                                                                                                 Limited Maturity Portfolio
             S&P        Moody's     Face
STATE     Ratings+++   Ratings+++  Amount   Municipal Bonds                                                         Value
Georgia                                     Gwinnett County, Georgia, School District, GO, Refunding:
(concluded)     AA+       Aaa     $ 4,000     4% due 2/01/2005                                                   $    4,174
                AA+       Aaa       1,000     4.50% due 2/01/2006                                                     1,077


Hawaii--1.0%    AAA       Aaa       3,585   Hawaii State, GO, Series CT, 5.25% due 9/01/2003 (e)(g)                   3,611
                AAA       Aaa       3,505   Hawaii State Highway Revenue Refunding Bonds, 3% due 7/01/2005 (e)        3,622


Illinois--2.7%  AAA       Aaa       5,000   Chicago, Illinois, Public Building Commission, Building Revenue
                                            Bonds, Series C, 5.125% due 2/01/2004 (f)                                 5,120
                AAA       NR*       5,000   Chicago, Illinois, Skyway Toll Bridge Revenue Refunding Bonds,
                                            6.75% due 1/01/2004 (a)                                                   5,246
                A1        VMIG1++   6,000   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                            (Resurrection Health Care), VRDN, Series A, 0.95% due 5/15/2029 (b)       6,000
                AAA       Aaa       3,000   Illinois Regional Transportation Authority Revenue Bonds, Series A,
                                            6.25% due 6/01/2004 (a)(c)                                                3,205


Indiana--0.6%   BBB+      Baa1      4,300   Indiana State Development Finance Authority, PCR, Refunding
                                            (Southern Indiana Gas & Electric), AMT, Series C, 5% due 3/01/2030        4,463


Iowa--1.0%      NR*       MIG1++    6,920   Ankeny, Iowa, GO, BAN, Series C, 1.50% due 6/01/2005                      6,943


Kentucky--1.5%  NR*       MIG1++    5,000   Logan/Todd, Kentucky, Regional Water Commission Revenue Refunding
                                            Bonds, 4% due 2/01/2007                                                   5,340
                NR*       A2        5,500   Newport, Kentucky, GO, BAN, 2.41% due 12/01/2004                          5,541


Louisiana--0.6% AAA       Aaa       4,000   Orleans Parish, Louisiana, School Board, GO, 7.50% due
                                            9/01/2005 (a)(f)                                                          4,532


Maryland--0.6%  AAA       Aaa       4,050   Washington Suburban Sanitation District, Maryland, Water Supply,
                                            GO, Refunding, 4.125% due 6/01/2004                                       4,169


Massachusetts-- SP1+      MIG1++    6,425   Boston, Massachusetts, BAN, Series B, 2.125% due 2/01/2006                6,523
5.2%            NR*       NR*       3,000   Massachusetts State Development Finance Agency, Environmental
                                            Improvement Revenue Bonds (The Mead Corporation Project), VRDN,
                                            AMT, Series A, 2.25% due 11/01/2033 (b)(d)                                3,000
                A1+       MIG1++   10,000   Massachusetts State, HFA, Housing Revenue Refunding Bonds
                                            (S/F Housing), AMT, Series I, 3.25% due 6/01/2004                        10,193
                AA-       Aa3       1,500   Massachusetts State Health and Educational Facilities Authority
                                            Revenue Bonds (Partners Healthcare), Series E, 4% due 7/01/2006           1,587
                AA        Aa2      15,070   New England Education Loan Marketing Corporation, Massachusetts,
                                            Student Loan Revenue Refunding Bonds, AMT, Series A, 5.70% due
                                            7/01/2005                                                                16,230


Michigan--1.5%  AAA       Aaa       6,890   Michigan Municipal Bond Authority Revenue Bonds (Pooled Project),
                                            Series B, 5.625% due 4/01/2006 (a)                                        7,796
                AA+       Aa1       3,000   Michigan State Building Authority, Revenue Refunding Bonds
                                            (Facilities Program), Series III, 5% due 10/15/2004                       3,153


Missouri--0.8%  NR*       Aaa       4,000   Kansas City, Missouri, School District, Building Revenue Refunding
                                            Bonds, Series A, 5% due 2/01/2006 (f)                                     4,352
                AA+       NR*       1,175   Saint Louis County, Missouri, Rockwood School District Number R-6,
                                            GO, Refunding, 3.50% due 2/01/2004                                        1,192


Nebraska--1.2%                              Nebraska Public Power District, Revenue Refunding Bonds:
                AAA       Aaa       2,000     (Power Supply System), Series C, 4.50% due 1/01/2004 (g)                2,036
                AAA       Aaa       6,750     Series A, 5.25% due 1/01/2004 (d)                                       6,895


Nevada--1.7%    BBB-      Baa2     12,000   Clark County, Nevada, IDR (Southwest Gas Corporation Project),
                                            AMT, Series D, 3.35% due 9/01/2004                                       12,095


New Hampshire-- NR*       NR*       8,000   New Hampshire State Business Finance Authority, PCR, Refunding
1.1%                                        (United Illuminating Company), AMT, Series A, 3.75% due 7/01/2007         8,046


New Jersey--    SP1       MIG2      5,405   Jersey City, New Jersey, GO, Refunding, 2% due 1/09/2004                  5,424
0.8%


New Mexico--    AA        Aa3       2,000   Albuquerque, New Mexico, Joint Water and Sewer System Revenue
1.5%                                        Refunding Bonds, Series A, 4.40% due 7/01/2003                            2,000
                BBB-      Baa3      6,000   Farmington, New Mexico, Public Service, PCR, Refunding (San Juan
                                            Project), Series B, 2.75% due 4/01/2004                                   6,008
                AA+       Aa1       3,100   New Mexico State, GO, Refunding, Series A, 5% due 9/01/2003               3,121


New York--      NR*       NR*      13,000   Little Falls, New York, City School District, GO, BAN, 2.50%
8.3%                                        due 8/28/2003                                                            13,023
                AA+       Aa1       2,400   Municipal Assistance Corporation for the City of New York, New York,
                                            Revenue Refunding Bonds, Series E, 6% due 7/01/2005                       2,624
                A1+       NR*       5,800   New York City, New York, City Transitional Finance Authority Revenue
                                            Bonds, VRDN, Sub-Series 2D, 0.95% due 11/01/2022 (b)                      5,800
                A         A2        7,000   New York City, New York, GO, Refunding, Series G, 5% due 8/01/2005        7,447
                A         A2        5,135   New York City, New York, GO, Series H, 4.50% due 8/01/2004                5,306
                A         A3        6,530   New York State Dormitory Authority, Lease Revenue Bonds (Court
                                            Facilities), Series A, 4% due 5/15/2006                                   6,871
                BBB       NR*       4,500   New York State Environmental Facilities Corporation, Solid Waste
                                            Disposal Revenue Bonds (Waste Management Project), AMT, Series A,
                                            4% due 5/01/2004                                                          4,551
                AA        A2        8,250   New York State, GO, Refunding, Series C, 4% due 4/15/2006                 8,781
                                            Schenectady, New York, GO, BAN:
                NR*       NR*       2,000     Series A, 3.75% due 5/28/2004                                           2,009
                NR*       NR*       3,000     Series B, 3.75% due 5/28/2004                                           3,017


North Carolina--                            North Carolina State, Public School Building, GO:
1.4%            AAA       Aa1       4,500     4.60% due 4/01/2004                                                     4,624
                AAA       Aa1       5,000     4.60% due 4/01/2006                                                     5,423


Ohio--6.1%      AAA       Aaa       1,580   Cincinnati, Ohio, City School District, GO, TAN, 5.50% due
                                            12/01/2003 (c)                                                            1,607
                NR*       Aaa         740   Mason, Ohio, COP (Municipal Facilities Project), 3.50% due
                                            12/01/2004 (d)                                                              766
                BBB       NR*       4,000   Ohio State Air Quality, Development Authority, Revenue Refunding
                                            Bonds (Ohio Edison Project), Series B, 2.25% due 6/01/2005                4,004
                AAA       Aaa       5,000   Ohio State Building Authority, Adult Correctional Facilities
                                            Revenue Bonds, 6% due 10/01/2004 (a)(d)                                   5,408
                                            Ohio State, Highway Capital Improvement, GO:
                AAA       Aa1       5,375     Series C, 4.75% due 5/01/2005                                           5,716
                AAA       Aa1       4,850     Series F, 5% due 5/01/2005                                              5,180
                NR*       NR*       6,000   Ohio State Water Development Authority, 3% due 7/18/2003                  6,000
                BBB-      Baa2      2,000   Ohio State Water Development Authority, Pollution Control
                                            Facilities Revenue Refunding Bonds (Ohio Edison Company), AMT,
                                            Series B, 4.40% due 12/01/2003                                            2,015
                NR*       Aa3      13,000   Rickenbacker, Ohio, Port Authority, Capital Funding Revenue Bonds
                                            (Oasbo Expanded Asset Pooled), Series A, 3.90% due 5/01/2004             13,291


Oklahoma--1.1%  NR*       Aaa       1,235   Midwest City, Oklahoma, Municipal Authority, Capital Improvement
                                            Revenue Bonds, 4.55% due 6/01/2005 (e)                                    1,311
                                            Oklahoma City, Oklahoma, Airport Trust Revenue Bonds, Junior Lien,
                                            AMT, 28th Series (d):
                AAA       Aaa       1,000     4% due 7/01/2004                                                        1,027
                AAA       Aaa       3,040     4% due 7/01/2005                                                        3,170
                A2        VMIG2     2,500   Oklahoma Development Finance Authority Revenue Bonds (Conoco
                                            Project), VRDN, AMT, Series B, 1.47% due 8/01/2037 (b)                    2,500


Oregon--2.6%    NR*       NR*      10,770   Portland, Oregon, Limited Tax, GO, Refunding, Series B, 3% due
                                            12/15/2004                                                               11,073
                AA+       Aa1       4,815   Tri-County, Oregon, Metropolitan Transportation District, GO,
                                            Refunding (Light Rail Extension), Series A, 4% due 7/01/2003              4,815
                AA+       Aa3       2,385   Tri-County, Oregon, Metropolitan Transportation District Revenue
                                            Bonds, Series A, 5.25% due 8/01/2005                                      2,578


Pennsylvania--  AAA       Aaa       1,500   Pennsylvania Inter-Governmental Cooperative Authority, Special
1.9%                                        Tax Revenue Bonds (Philadelphia Funding Program), 6.75% due
                                            6/15/2005 (a)(f)                                                          1,660
                AA        Aa2      11,000   Pennsylvania State, GO, Refunding, Second Series, 5% due 7/01/2005       11,802



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)
                                                                                                 Limited Maturity Portfolio
             S&P        Moody's     Face
STATE     Ratings+++   Ratings+++  Amount   Municipal Bonds                                                         Value
Rhode Island--  AA+       Aa2     $ 2,500   Rhode Island Housing and Mortgage Finance Corporation, Homeowner
0.4%                                        Opportunity Revenue Bonds, AMT, Series 41-C, 3.375% due 11/01/2005   $    2,586


South           AAA       Aaa         500   South Carolina State Highway, GO, Series B, 5.25% due 4/01/2005             535
Carolina--0.1%


Tennessee--     NR*       Aaa       3,815   Hamilton County, Tennessee, GO, Refunding, 4% due 10/01/2005 (f)          4,039
1.4%            AA        Aa2       5,605   Tennessee State, GO, Refunding, Series B, 5.50% due 5/01/2004             5,816


Texas--14.8%    AAA       Aaa       2,560   Arlington, Texas, GO, Refunding and Improvement, 2.50% due
                                            8/15/2006 (f)                                                             2,630
                BBB       Baa2     15,000   Brazos River Authority, Texas, PCR, Refunding (Texas Utilities
                                            Electric Company Project), AMT, Series D, 4.25% due 11/01/2003           15,075
                AAA       Aaa       2,000   Dallas, Texas, Independent School District, GO, Refunding, 5% due
                                            8/15/2005                                                                 2,154
                AA+       Aa1       2,000   Forth Worth, Texas, GO, Refunding, Series A, 4% due 3/01/2004             2,041
                AA        Aa2       6,075   Fort Worth, Texas, Water and Sewer Revenue Refunding and
                                            Improvement Bonds, 5.50% due 2/15/2004                                    6,246
                BBB       NR*       4,000   Gulf Coast, Texas, Waste Disposal Authority (Waste Management of
                                            Texas), AMT, Series C, 2.85% due 5/01/2004                                4,014
                A1+       NR*       4,400   Harris County, Texas, Health Facilities Development Corporation
                                            Revenue Refunding Bonds (Methodist Hospital), VRDN, 0.95% due
                                            12/01/2032 (b)                                                            4,400
                AAA       Aaa       3,870   Harris County, Texas, Toll Road Revenue Bonds, Senior Lien,
                                            Series A, 6.25% due 8/15/2004 (a)(d)                                      4,174
                AAA       Aaa      16,000   Northside, Texas, Independent School District, GO, Series A,
                                            2.25% due 8/01/2004                                                      16,016
                BBB       Baa2      2,580   Sabine River Authority, Texas, PCR, Refunding (TXU Electric
                                            Company Project), Series C, 4% due 11/01/2003                             2,594
                AA        Aa1       3,000   Texas State, Public Finance Authority, GO, Refunding:
                                              Series A, 5% due 10/01/2006                                             3,323
                AA        Aa1       5,750     Series B, 6% due 10/01/2004 (c)                                         6,103
                AAA       Aaa       5,000   Texas State Turnpike Authority, Dallas North Thruway Revenue
                                            Refunding Bonds, 4.80% due 1/01/2006                                      5,188
                AA        Aa1       6,425   Texas State, Water Financial Assistance, GO, Refunding, Series C,
                                            5% due 8/01/2006                                                          7,088
                                            Trinity River Authority, Texas, Regional Wastewater System Revenue
                                            Refunding Bonds (d):
                AAA       Aaa       1,845     5% due 8/01/2003                                                        1,851
                AAA       Aaa       3,000     5% due 8/01/2004                                                        3,129
                AAA       Aaa       4,515     5% due 8/01/2006                                                        4,976
                AAA       Aaa       4,950   University of Houston, Texas, University Revenue Refunding Bonds,
                                            Series B, 5% due 2/15/2005 (e)                                            5,246
                AAA       Aaa      10,000   Weatherford, Texas, Independent School District, GO, Series A,
                                            2.50% due 2/01/2005                                                      10,105


Utah--0.8%      A+        A1        2,725   Intermountain Power Agency, Utah, Power Supply, Revenue Refunding
                                            Bonds, Series C, 4.80% due 7/01/2003                                      2,725
                AAA       Aaa       3,200   Utah State, GO, Refunding, Series A, 5% due 7/01/2004                     3,329


Virginia--3.1%  BBB       NR*       7,000   Amelia County, Virginia, IDA, Solid Waste Disposal Revenue
                                            Refunding Bonds (Waste Management Project), AMT, 4.90% due 4/01/2027      7,255
                                            Louisa, Virginia, IDA, Solid Waste and Sewer Disposal Revenue
                                            Bonds (Virginia Electric & Power Company Project), AMT, Series A:
                BBB+      A3        2,000     1.85% due 4/01/2022                                                     2,011
                BBB+      A3        2,500     1.85% due 9/01/2030                                                     2,514
                AA+       Aa1       5,890   Virginia State Public School Authority Revenue Bonds (School
                                            Technology Notes), 5% due 4/15/2007                                       6,554
                AA+       Aa1       3,900   Virginia State Public School Authority, School Financing, GO,
                                            Series B, 4% due 8/01/2005                                                4,116


Washington--    AA+       Aa1       3,345   King County, Washington, GO, Refunding, 5% due 12/01/2005                 3,632
5.1%            AAA       Aa1       5,000   Seattle, Washington, GO, Refunding and Improvement, 4% due 8/01/2005      5,274
                AAA       Aaa       2,180   Seattle, Washington, GO, Refunding, Series A, 5.25% due 3/01/2005         2,323
                AAA       Aaa       4,200   Snohomish County, Washington, Everett School District Number 002,
                                            GO, Refunding, 6.20% due 12/01/2003 (a)(d)                                4,376
                AAA       Aaa       1,650   Snohomish County, Washington, Public Utility District Number 001,
                                            Electric Revenue Refunding Bonds, 5% due 12/01/2003 (e)                   1,678
                AA+       Aa1       7,195   Washington State, GO, Series B and AT-7, 6.10% due 6/01/2006              8,105
                                            Washington State Public Power Supply System, Revenue Refunding
                                            Bonds, Series A:
                AAA       Aaa       5,000     (Nuclear Project Number 1), 6% due 7/01/2005 (c)                        5,454
                AA-       Aa1       4,000     (Nuclear Project Number 2), 5% due 7/01/2003                            4,000
                AA-       Aa1       2,275     (Nuclear Project Number 3), 5% due 7/01/2003                            2,275


Wisconsin--     NR*       MIG1++    7,105   Menomonee Falls, Wisconsin, BAN, Refunding, 3.20% due 6/01/2004           7,166
1.8%            AA-       Aa3       5,605   Wisconsin State, GO, Series A, 5.50% due 5/01/2004                        5,816


Puerto Rico--                               Puerto Rico Commonwealth, GO, Refunding:
2.9%            A-        Baa1         50     5.30% due 7/01/2004 (c)                                                    52
                A-        Baa1        850     5.30% due 7/01/2004                                                       884
                                            Puerto Rico Commonwealth Highway and Transportation Authority,
                                            Highway Revenue Refunding Bonds, Series AA:
                A         Baa1     13,505     5% due 7/01/2005                                                       14,387
                A         Baa1      5,000     5% due 7/01/2006                                                        5,435


                                            Total Municipal Bonds (Cost--$647,625)--91.0%                           654,825


                                   Shares
                                    Held    Short-Term Securities
                                   61,414   Merrill Lynch Institutional Tax-Exempt Fund (h)                          61,414


                                            Total Short-Term Securities (Cost--$61,414)--8.6%                        61,414


                Total Investments (Cost--$709,039)--99.6%                                                           716,239
                Other Assets Less Liabilities--0.4%                                                                   3,020
                                                                                                                 ----------
                Net Assets--100.0%                                                                               $  719,259
                                                                                                                 ==========

(a)Prerefunded.
(b)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2003.
(c)AMBAC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)FGIC Insured.
(g)Escrowed to maturity.
(h)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                             (In Thousands)
                                   Net          Dividend
Affiliate                        Activity        Income
Merrill Lynch Institutional

Tax-Exempt Fund                   61,414          $340


(i)XL Capital Insured.
*Not Rated.
++Highest short-term rating issued by Moody's Investors Service, Inc.
+++Ratings of issues shown are unaudited.

See Notes to Financial Statements.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


STATEMENTS OF ASSETS AND LIABILITIES
                                                                                                                  Limited
                                                                            Insured            National           Maturity
                 As of June 30, 2003                                       Portfolio          Portfolio          Portfolio
Assets:          Investments, at value*                                 $1,249,497,828     $1,209,743,580    $  716,239,158
                 Cash                                                          853,166             61,836           144,950
                 Receivables:
                    Interest                                                18,763,993         20,120,045         7,499,281
                    Securities sold                                          2,458,579         11,923,574         9,142,250
                    Capital shares sold                                      1,049,890            509,597         4,679,513
                    Dividends                                                       24                558             1,464
                 Prepaid registration fees and other assets                    772,266            173,192           101,147
                                                                        --------------     --------------    --------------
                 Total assets                                            1,273,395,746      1,242,532,382       737,807,763
                                                                        --------------     --------------    --------------

Liabilities:     Payables:
                    Securities purchased                                            --         14,153,114        17,120,788
                    Capital shares redeemed                                  1,524,160          2,396,361           803,310
                    Dividends to shareholders                                1,345,416          1,374,901           305,614
                    Distributor                                                176,554            284,208            78,797
                    Investment adviser                                         369,713            463,805           178,106
                    Other affiliates                                            87,702            107,876            28,439
                 Accrued expenses and other liabilities                         64,299             68,971            33,217
                                                                        --------------     --------------    --------------
                 Total liabilities                                           3,567,844         18,849,236        18,548,271
                                                                        --------------     --------------    --------------

Net Assets:      Net assets                                             $1,269,827,902     $1,223,683,146    $  719,259,492
                                                                        ==============     ==============    ==============

Net Assets       Class A Common Stock, $.10 par value++                 $    2,327,024     $    1,898,452    $    2,440,961
Consist of:      Class B Common Stock, $.10 par value++++                    1,985,421          3,052,386           824,735
                 Class C Common Stock, $.10 par value++++++                    818,983            739,319         1,340,768
                 Class I Common Stock, $.10 par value++++++++               10,599,716          5,924,408         2,469,301
                 Paid-in capital in excess of par                        1,172,804,369      1,181,699,725       705,087,117
                                                                        --------------     --------------    --------------
                 Undistributed investment income--net                        1,129,449            733,857           474,511
                 Accumulated realized capital losses on
                 investments--net                                         (21,062,895)       (41,233,964)         (578,357)
                 Unrealized appreciation on investments--net               101,225,835         70,868,963         7,200,456
                                                                        --------------     --------------    --------------
                 Total accumulated earnings--net                            81,292,389         30,368,856         7,096,610
                                                                        --------------     --------------    --------------
                 Net assets                                             $1,269,827,902     $1,223,683,146    $  719,259,492
                                                                        ==============     ==============    ==============

Net Asset        Class A:
Value:              Net assets                                          $  187,804,892     $  200,108,040    $  248,454,571
                                                                        ==============     ==============    ==============
                    Shares outstanding                                      23,270,243         18,984,524        24,409,606
                                                                        ==============     ==============    ==============
                    Net asset value and redemption price per share      $         8.07     $        10.54    $        10.18
                                                                        ==============     ==============    ==============
                 Class B:
                    Net assets                                          $  160,176,942     $  321,477,018    $   83,885,597
                                                                        ==============     ==============    ==============
                    Shares outstanding                                      19,854,213         30,523,856         8,247,346
                                                                        ==============     ==============    ==============
                    Net asset value and redemption price per share      $         8.07     $        10.53    $        10.17
                                                                        ==============     ==============    ==============
                 Class C:
                    Net assets                                          $   66,088,984     $   77,906,185    $  135,782,576
                                                                        ==============     ==============    ==============
                    Shares outstanding                                       8,189,828          7,393,187        13,407,675
                                                                        ==============     ==============    ==============
                    Net asset value and redemption price per share      $         8.07     $        10.54    $        10.13
                                                                        ==============     ==============    ==============
                 Class I:
                    Net assets                                          $  855,757,084     $  624,191,903    $  251,136,748
                                                                        ==============     ==============    ==============
                    Shares outstanding                                     105,997,160         59,244,079        24,693,007
                                                                        ==============     ==============    ==============
                    Net asset value and redemption price per share      $         8.07     $        10.54    $        10.17
                                                                        ==============     ==============    ==============

                 *Identified cost                                       $1,148,271,993     $1,138,874,617    $  709,038,702
                                                                        ==============     ==============    ==============
                 ++Authorized shares--Class A                              500,000,000        375,000,000       150,000,000
                                                                        ==============     ==============    ==============
                 ++++Authorized shares--Class B                            375,000,000        375,000,000       150,000,000
                                                                        ==============     ==============    ==============
                 ++++++Authorized shares--Class C                          375,000,000        375,000,000       150,000,000
                                                                        ==============     ==============    ==============
                 ++++++++Authorized shares--Class I                        500,000,000        375,000,000       150,000,000
                                                                        ==============     ==============    ==============

See Notes to Financial Statements.



STATEMENTS OF OPERATIONS
                                                                                                                  Limited
                                                                            Insured            National           Maturity
                 For the Year Ended June 30, 2003                          Portfolio          Portfolio          Portfolio
Investment       Interest                                               $   70,882,910     $   73,126,777    $   16,296,189
Income:          Dividends                                                     190,828            287,961           339,674
                                                                        --------------     --------------    --------------
                 Total income                                               71,073,738         73,414,738        16,635,863
                                                                        --------------     --------------    --------------

Expenses:        Investment advisory fees                                    4,630,741          5,902,334         1,962,052
                 Account maintenance and distribution fees--Class B          1,274,785          2,624,333           318,898
                 Account maintenance and distribution fees--Class C            425,392            559,858           236,188
                 Account maintenance fees--Class A                             440,803            452,203           199,341
                 Accounting services                                           377,747            378,514           171,575
                 Transfer agent fees--Class I                                  316,434            293,684            49,918
                 Registration fees                                              85,964             77,996           130,480
                 Transfer agent fees--Class B                                   75,840            191,135            24,741
                 Transfer agent fees--Class A                                   64,054             83,196            43,580
                 Professional fees                                              66,276             96,660            24,395
                 Custodian fees                                                 67,835             75,441            41,892
                 Printing and shareholder reports                               54,172             71,893            37,955
                 Pricing services                                               36,359             55,763            20,033
                 Transfer agent fees--Class C                                   23,753             37,907            18,258
                 Directors' fees and expenses                                   25,318             20,920             8,973
                 Other                                                          50,962             44,092            18,650
                                                                        --------------     --------------    --------------
                 Total expenses before waiver                                8,016,435         10,965,929         3,306,929
                 Waiver of expenses                                           (34,961)           (51,630)          (61,490)
                                                                        --------------     --------------    --------------
                 Total expenses after waiver                                 7,981,474         10,914,299         3,245,439
                                                                        --------------     --------------    --------------
                 Investment income--net                                     63,092,264         62,500,439        13,390,424
                                                                        --------------     --------------    --------------

Realized &       Realized gain on investments--net                          18,978,718         23,064,897           474,301
Unrealized       Change in unrealized appreciation on
Gain on          investments--net                                           25,252,894          8,215,548         1,115,437
Investments--Net:                                                       --------------     --------------    --------------
                 Total realized and unrealized gain on
                 investments--net                                           44,231,612         31,280,445         1,589,738
                                                                        --------------     --------------    --------------
                 Net Increase in Net Assets Resulting from
                 Operations                                             $  107,323,876     $   93,780,884    $   14,980,162
                                                                        ==============     ==============    ==============

See Notes to Financial Statements.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


STATEMENTS OF CHANGES IN NET ASSETS
                                                                 Insured Portfolio                National Portfolio
                                                                    For the Year                     For the Year
                                                                   Ended June 30,                   Ended June 30,
                 Increase (Decrease) in Net Assets:              2003             2002             2003             2002
Operations:      Investment income--net                    $   63,092,264   $   66,349,214  $   62,500,439   $   54,128,954
                 Realized gain on investments--net             18,978,718       10,407,929      23,064,897        3,056,161
                 Change in unrealized appreciation
                 on investments--net                           25,252,894        8,385,315       8,215,548        9,583,130
                                                           --------------   --------------  --------------   --------------
                 Net increase in net assets resulting
                 from operations                              107,323,876       85,142,458      93,780,884       66,768,245
                                                           --------------   --------------  --------------   --------------

Dividends &      Investment income--net:
Distributions to    Class A                                   (8,594,352)      (7,841,632)     (9,204,187)      (6,106,400)
Shareholders:       Class B                                   (7,434,794)      (9,358,143)    (16,020,155)     (11,045,083)
                    Class C                                   (2,290,564)        (999,113)     (3,170,397)      (1,756,295)
                    Class I                                  (44,741,184)     (48,114,588)    (33,985,291)     (35,234,862)
                 Realized gain on investments--net:
                    Class A                                            --         (77,773)              --         (38,236)
                    Class B                                            --        (106,680)              --         (82,921)
                    Class C                                            --         (10,641)              --         (12,681)
                    Class I                                            --        (467,684)              --        (227,631)
                                                           --------------   --------------  --------------   --------------
                 Net decrease in net assets resulting
                 from dividends and distributions to
                 shareholders                                (63,060,894)     (66,976,254)    (62,380,030)     (54,504,109)
                                                           --------------   --------------  --------------   --------------

Capital Share    Net increase (decrease) in net assets
Transactions:    derived from capitalshare transactions      (30,345,541)     (66,642,942)      79,473,855       63,305,521
                                                           --------------   --------------  --------------   --------------

Net Assets:      Total increase (decrease) in net assets       13,917,441     (48,476,738)     110,874,709       75,569,657
                 Beginning of year                          1,255,910,461    1,304,387,199   1,112,808,437    1,037,238,780
                                                           --------------   --------------  --------------   --------------
                 End of year*                              $1,269,827,902   $1,255,910,461  $1,223,683,146   $1,112,808,437
                                                           ==============   ==============  ==============   ==============

                 *Undistributed investment income--net     $    1,129,449   $    1,098,079  $      733,857   $      622,013
                                                           ==============   ==============  ==============   ==============



STATEMENTS OF CHANGES IN NET ASSETS (concluded)
                                                                                               Limited Maturity Portfolio
                                                                                                      For the Year
                                                                                                     Ended June 30,
                 Increase (Decrease) in Net Assets:                                                2003             2002
Operations:      Investment income--net                                                     $   13,390,424   $   10,600,072
                 Realized gain on investments--net                                                 474,301          333,062
                 Change in unrealized appreciation on investments--net                           1,115,437        2,009,531
                                                                                            --------------   --------------
                 Net increase in net assets resulting from operations                           14,980,162       12,942,665
                                                                                            --------------   --------------

Dividends &      Investment income--net:
Distributions to    Class A                                                                    (4,590,844)      (2,724,180)
Shareholders:       Class B                                                                    (1,899,081)      (1,406,735)
                    Class C                                                                    (1,287,536)         (34,601)
                    Class I                                                                    (5,543,293)      (6,189,098)
                 Realized gain on investments--net:
                    Class A                                                                             --               --
                    Class B                                                                             --               --
                    Class C                                                                             --               --
                    Class I                                                                             --               --
                                                                                            --------------   --------------
                 Net decrease in net assets resulting from dividends and
                 distributions to shareholders                                                (13,320,754)     (10,354,614)
                                                                                            --------------   --------------

Capital Share    Net increase (decrease) in net assets derived from capital
Transactions:    share transactions                                                            288,357,426      160,472,985
                                                                                            --------------   --------------

Net Assets:      Total increase (decrease) in net assets                                       290,016,834      163,061,036
                 Beginning of year                                                             429,242,658      266,181,622
                                                                                            --------------   --------------
                 End of year*                                                               $  719,259,492   $  429,242,658
                                                                                            ==============   ==============

                 *Undistributed investment income--net                                      $      474,511   $      398,052
                                                                                            ==============   ==============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                   Insured Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                 Class A+++
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share        Net asset value, beginning of year          $     7.79   $     7.69   $     7.36   $     7.79   $     8.24
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:     Investment income--net                         .39++++          .39          .37          .38          .39
                 Realized and unrealized gain (loss) on
                 investments--net                                   .28          .10          .33        (.32)        (.26)
                                                             ----------   ----------   ----------   ----------   ----------
                 Total from investment operations                   .67          .49          .70          .06          .13
                                                             ----------   ----------   ----------   ----------   ----------
                 Less dividends and distributions:
                    Investment income--net                        (.39)        (.39)        (.37)        (.38)        (.39)
                    Realized gain on investments--net                --         --++           --           --        (.19)
                    In excess of realized gain on
                    investments--net                                 --           --           --        (.11)           --
                                                             ----------   ----------   ----------   ----------   ----------
                 Total dividends and distributions                (.39)        (.39)        (.37)        (.49)        (.58)
                                                             ----------   ----------   ----------   ----------   ----------
                 Net asset value, end of year                $     8.07   $     7.79   $     7.69   $     7.36   $     7.79
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Based on net asset value per share               8.77%        6.63%        9.74%         .96%        1.43%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to        Expenses, net of waiver                           .71%         .72%         .70%         .68%         .67%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:      Expenses                                          .71%         .72%         .70%         .68%         .67%
                                                             ==========   ==========   ==========   ==========   ==========
                 Investment income--net                           4.88%        5.10%        4.94%        5.10%        4.77%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental     Net assets, end of year (in thousands)      $  187,805   $  161,110   $  145,688   $   99,326   $   81,238
Data:                                                        ==========   ==========   ==========   ==========   ==========
                 Portfolio turnover                              38.17%       32.78%       64.39%       94.08%       86.35%
                                                             ==========   ==========   ==========   ==========   ==========


                                                                                   Insured Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class B
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share        Net asset value, beginning of year          $     7.79   $     7.68   $     7.36   $     7.78   $     8.24
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:     Investment income--net                         .35++++          .36          .34          .34          .35
                 Realized and unrealized gain (loss) on
                 investments--net                                   .28          .11          .32        (.31)        (.27)
                                                             ----------   ----------   ----------   ----------   ----------
                 Total from investment operations                   .63          .47          .66          .03          .08
                                                             ----------   ----------   ----------   ----------   ----------
                 Less dividends and distributions:
                    Investment income--net                        (.35)        (.36)        (.34)        (.34)        (.35)
                    Realized gain on investments--net                --         --++           --           --        (.19)
                    In excess of realized gain on
                    investments--net                                 --           --           --        (.11)           --
                                                             ----------   ----------   ----------   ----------   ----------
                 Total dividends and distributions                (.35)        (.36)        (.34)        (.45)        (.54)
                                                             ----------   ----------   ----------   ----------   ----------
                 Net asset value, end of year                $     8.07   $     7.79   $     7.68   $     7.36   $     7.78
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Based on net asset value per share               8.21%        6.23%        9.04%         .57%         .79%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to        Expenses, net of waiver                          1.22%        1.23%        1.21%        1.19%        1.18%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:      Expenses                                         1.22%        1.23%        1.21%        1.19%        1.18%
                                                             ==========   ==========   ==========   ==========   ==========
                 Investment income--net                           4.38%        4.58%        4.43%        4.56%        4.26%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental     Net assets, end of year (in thousands)      $  160,177   $  182,241   $  223,710   $  276,154   $  414,135
Data:                                                        ==========   ==========   ==========   ==========   ==========
                 Portfolio turnover                              38.17%       32.78%       64.39%       94.08%       86.35%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Amount is less than ($.01) per share.
++++Based on average shares outstanding.
+++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

See Notes to Financial Statements.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


FINANCIAL HIGHLIGHTS (continued)
                                                                                   Insured Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class C
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share        Net asset value, beginning of year          $     7.79   $     7.68   $     7.36   $     7.78   $     8.24
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:     Investment income--net                         .34++++          .35          .33          .34          .34
                 Realized and unrealized gain (loss) on
                 investments--net                                   .28          .11          .32        (.31)        (.27)
                                                             ----------   ----------   ----------   ----------   ----------
                 Total from investment operations                   .62          .46          .65          .03          .07
                                                             ----------   ----------   ----------   ----------   ----------
                 Less dividends and distributions:
                    Investment income--net                        (.34)        (.35)        (.33)        (.34)        (.34)
                    Realized gain on investments--net                --         --++           --           --        (.19)
                    In excess of realized gain on
                    investments--net                                 --           --           --        (.11)           --
                                                             ----------   ----------   ----------   ----------   ----------
                 Total dividends and distributions                (.34)        (.35)        (.33)        (.45)        (.53)
                                                             ----------   ----------   ----------   ----------   ----------
                 Net asset value, end of year                $     8.07   $     7.79   $     7.68   $     7.36   $     7.78
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Based on net asset value per share               8.16%        6.18%        8.99%         .52%         .74%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to        Expenses, net of waiver                          1.27%        1.28%        1.26%        1.24%        1.23%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:      Expenses                                         1.27%        1.28%        1.26%        1.24%        1.23%
                                                             ==========   ==========   ==========   ==========   ==========
                 Investment income--net                           4.31%        4.56%        4.38%        4.52%        4.21%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental     Net assets, end of year (in thousands)      $   66,089   $   34,541   $   14,392   $   12,856   $   16,850
Data:                                                        ==========   ==========   ==========   ==========   ==========
                 Portfolio turnover                              38.17%       32.78%       64.39%       94.08%       86.35%
                                                             ==========   ==========   ==========   ==========   ==========


                                                                                   Insured Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                 Class I+++
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share        Net asset value, beginning of year          $     7.80   $     7.69   $     7.36   $     7.79   $     8.25
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:     Investment income--net                         .41++++          .41          .39          .40          .41
                 Realized and unrealized gain (loss) on
                 investments--net                                   .27          .11          .33        (.32)        (.27)
                                                             ----------   ----------   ----------   ----------   ----------
                 Total from investment operations                   .68          .52          .72          .08          .14
                                                             ----------   ----------   ----------   ----------   ----------
                 Less dividends and distributions:
                    Investment income--net                        (.41)        (.41)        (.39)        (.40)        (.41)
                    Realized gain on investments--net                --         --++           --           --        (.19)
                    In excess of realized gain on
                    investments--net                                 --           --           --        (.11)           --
                                                             ----------   ----------   ----------   ----------   ----------
                 Total dividends and distributions                (.41)        (.41)        (.39)        (.51)        (.60)
                                                             ----------   ----------   ----------   ----------   ----------
                 Net asset value, end of year                $     8.07   $     7.80   $     7.69   $     7.36   $     7.79
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Based on net asset value per share               8.88%        7.03%       10.01%        1.21%        1.56%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to        Expenses, net of waiver                           .46%         .47%         .45%         .43%         .42%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:      Expenses                                          .46%         .47%         .45%         .43%         .42%
                                                             ==========   ==========   ==========   ==========   ==========
                 Investment income--net                           5.13%        5.35%        5.19%        5.33%        5.02%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental     Net assets, end of year (in thousands)      $  855,757   $  878,018   $  920,597   $  972,420   $1,216,346
Data:                                                        ==========   ==========   ==========   ==========   ==========
                 Portfolio turnover                              38.17%       32.78%       64.39%       94.08%       86.35%
                                                             ==========   ==========   ==========   ==========   ==========


                                                                                   National Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                Class A+++++
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share        Net asset value, beginning of year          $    10.27   $    10.15   $     9.71   $    10.22   $    10.64
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:     Investment income--net                         .53++++          .53          .52          .54          .53
                 Realized and unrealized gain (loss) on
                 investments--net                                   .27          .12          .44        (.51)        (.42)
                                                             ----------   ----------   ----------   ----------   ----------
                 Total from investment operations                   .80          .65          .96          .03          .11
                                                             ----------   ----------   ----------   ----------   ----------
                 Less dividends and distributions:
                    Investment income--net                        (.53)        (.53)        (.52)        (.54)        (.53)
                    Realized gain on investments--net                --         --++           --           --           --
                    In excess of realized gain on
                    investments--net                                 --           --           --           --         --++
                                                             ----------   ----------   ----------   ----------   ----------
                 Total dividends and distributions                (.53)        (.53)        (.52)        (.54)        (.53)
                                                             ----------   ----------   ----------   ----------   ----------
                 Net asset value, end of year                $    10.54   $    10.27   $    10.15   $     9.71   $    10.22
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Based on net asset value per share               7.98%        6.72%       10.04%         .43%        1.03%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to        Expenses, net of waiver                           .84%         .87%         .83%         .81%         .81%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:      Expenses                                          .84%         .87%         .83%         .81%         .81%
                                                             ==========   ==========   ==========   ==========   ==========
                 Investment income--net                           5.10%        5.30%        5.16%        5.50%        5.01%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental     Net assets, end of year (in thousands)      $  200,108   $  137,225   $  124,082   $   86,701   $   93,201
Data:                                                        ==========   ==========   ==========   ==========   ==========
                 Portfolio turnover                              37.75%       35.75%       80.88%      108.43%      125.75%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Amount is less than ($.01) per share.
++++Based on average shares outstanding.
+++Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.
+++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

See Notes to Financial Statements.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


FINANCIAL HIGHLIGHTS (continued)
                                                                                   National Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class B
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share        Net asset value, beginning of year          $    10.26   $    10.14   $     9.70   $    10.21   $    10.63
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:     Investment income--net                         .48++++          .53          .46          .49          .48
                 Realized and unrealized gain (loss) on
                 investments--net                                   .27          .12          .44        (.51)        (.42)
                                                             ----------   ----------   ----------   ----------   ----------
                 Total from investment operations                   .75          .65          .90        (.02)          .06
                                                             ----------   ----------   ----------   ----------   ----------
                 Less dividends and distributions:
                    Investment income--net                        (.48)        (.53)        (.46)        (.49)        (.48)
                    Realized gain on investments--net                --         --++           --           --           --
                    In excess of realized gain on
                    investments--net                                 --           --           --           --         --++
                                                             ----------   ----------   ----------   ----------   ----------
                 Total dividends and distributions                (.48)        (.53)        (.46)        (.49)        (.48)
                                                             ----------   ----------   ----------   ----------   ----------
                 Net asset value, end of year                $    10.53   $    10.26   $    10.14   $     9.70   $    10.21
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Based on net asset value per share               7.43%        6.18%        9.49%       (.09%)         .51%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to        Expenses, net of waiver                          1.34%        1.38%        1.34%        1.32%        1.31%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:      Expenses                                         1.35%        1.38%        1.34%        1.32%        1.31%
                                                             ==========   ==========   ==========   ==========   ==========
                 Investment income--net                           4.59%        4.80%        4.67%        4.98%        4.50%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental     Net assets, end of year (in thousands)      $  321,477   $  295,827   $  227,592   $  254,860   $  374,642
Data:                                                        ==========   ==========   ==========   ==========   ==========
                 Portfolio turnover                              37.75%       35.75%       80.88%      108.43%      125.75%
                                                             ==========   ==========   ==========   ==========   ==========


                                                                                   National Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class C
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share        Net asset value, beginning of year          $    10.26   $    10.14   $     9.71   $    10.22   $    10.64
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:     Investment income--net                         .47++++          .53          .46          .48          .47
                 Realized and unrealized gain (loss) on
                 investments--net                                   .28          .12          .43        (.51)        (.42)
                                                             ----------   ----------   ----------   ----------   ----------
                 Total from investment operations                   .75          .65          .89        (.03)          .05
                                                             ----------   ----------   ----------   ----------   ----------
                 Less dividends and distributions:
                    Investment income--net                        (.47)        (.53)        (.46)        (.48)        (.47)
                    Realized gain on investments--net                --         --++           --           --           --
                    In excess of realized gain on
                    investments--net                                 --           --           --           --         --++
                                                             ----------   ----------   ----------   ----------   ----------
                 Total dividends and distributions                (.47)        (.53)        (.46)        (.48)        (.47)
                                                             ----------   ----------   ----------   ----------   ----------
                 Net asset value, end of year                $    10.54   $    10.26   $    10.14   $     9.71   $    10.22
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Based on net asset value per share               7.48%        6.13%        9.33%       (.13%)         .47%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to        Expenses, net of waiver                          1.39%        1.43%        1.39%        1.37%        1.36%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:      Expenses                                         1.40%        1.43%        1.39%        1.37%        1.36%
                                                             ==========   ==========   ==========   ==========   ==========
                 Investment income--net                           4.54%        4.76%        4.61%        4.92%        4.45%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental     Net assets, end of year (in thousands)      $   77,906   $   52,822   $   31,880  $    30,303   $   47,901
Data:                                                        ==========   ==========   ==========   ==========   ==========
                 Portfolio turnover                              37.75%       35.75%       80.88%      108.43%      125.75%
                                                             ==========   ==========   ==========   ==========   ==========


                                                                                   National Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                 Class I+++
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share        Net asset value, beginning of year          $    10.26   $    10.14   $     9.70   $    10.22   $    10.64
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:     Investment income--net                         .56++++          .62          .54          .56          .56
                 Realized and unrealized gain (loss) on
                 investments--net                                   .28          .12          .44        (.52)        (.42)
                                                             ----------   ----------   ----------   ----------   ----------
                 Total from investment operations                   .84          .74          .98          .04          .14
                                                             ----------   ----------   ----------   ----------   ----------
                 Less dividends and distributions:
                    Investment income--net                        (.56)        (.62)        (.54)        (.56)        (.56)
                    Realized gain on investments--net                --         --++           --           --           --
                    In excess of realized gain on
                    investments--net                                 --           --           --           --         --++
                                                             ----------   ----------   ----------   ----------   ----------
                 Total dividends and distributions                (.56)        (.62)        (.54)        (.56)        (.56)
                                                             ----------   ----------   ----------   ----------   ----------
                 Net asset value, end of year                $    10.54   $    10.26   $    10.14   $     9.70   $    10.22
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Based on net asset value per share               8.34%        6.98%       10.32%         .58%        1.28%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to        Expenses, net of waiver                           .59%         .62%         .58%         .56%         .55%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:      Expenses                                          .59%         .62%         .58%         .56%         .55%
                                                             ==========   ==========   ==========   ==========   ==========
                 Investment income--net                           5.35%        5.55%        5.42%        5.74%        5.26%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental     Net assets, end of year (in thousands)      $  624,192   $  626,935   $  653,685   $  682,553   $  877,841
Data:                                                        ==========   ==========   ==========   ==========   ==========
                 Portfolio turnover                              37.75%       35.75%       80.88%      108.43%      125.75%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Amount is less than ($.01) per share.
++++Based on average shares outstanding.
+++Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.

See Notes to Financial Statements.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


FINANCIAL HIGHLIGHTS (continued)
                                                                               Limited Maturity Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                 Class A+++
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share        Net asset value, beginning of year          $    10.14   $    10.06   $     9.86   $     9.92   $     9.97
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:     Investment income--net                           .24++          .32          .38          .37          .37
                 Realized and unrealized gain (loss) on
                 investments--net                                   .04          .08          .20        (.06)        (.04)
                                                             ----------   ----------   ----------   ----------   ----------
                 Total from investment operations                   .28          .40          .58          .31          .33
                                                             ----------   ----------   ----------   ----------   ----------
                 Less dividends and distributions:
                    Investment income--net                        (.24)        (.32)        (.38)        (.37)        (.37)
                    In excess of realized gain on
                    investments--net                                 --           --           --           --        (.01)
                                                             ----------   ----------   ----------   ----------   ----------
                 Total dividends and distributions                (.24)        (.32)        (.38)        (.37)        (.38)
                                                             ----------   ----------   ----------   ----------   ----------
                 Net asset value, end of year                $    10.18   $    10.14    $   10.06   $     9.86   $     9.92
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Based on net asset value per share               2.77%        3.99%        5.96%        3.20%        3.27%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to        Expenses, net of waiver                           .52%         .56%         .54%         .50%         .53%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:      Expenses                                          .53%         .56%         .54%         .50%         .53%
                                                             ==========   ==========   ==========   ==========   ==========
                 Investment income--net                           2.31%        3.13%        3.80%        3.72%        3.65%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental     Net assets, end of year (in thousands)      $  248,454   $  140,744   $   42,619   $   39,090   $   83,177
Data:                                                        ==========   ==========   ==========   ==========   ==========
                 Portfolio turnover                              44.61%       74.74%       51.94%       51.42%       40.28%
                                                             ==========   ==========   ==========   ==========   ==========


                                                                               Limited Maturity Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class B
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share        Net asset value, beginning of year          $    10.13   $    10.06   $     9.86   $     9.92   $     9.97
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:     Investment income--net                           .21++          .29          .35          .35          .34
                 Realized and unrealized gain (loss) on
                 investments--net                                   .04          .07          .20        (.06)        (.04)
                                                             ----------   ----------   ----------   ----------   ----------
                 Total from investment operations                   .25          .36          .55          .29          .30
                                                             ----------   ----------   ----------   ----------   ----------
                 Less dividends and distributions:
                    Investment income--net                        (.21)        (.29)        (.35)        (.35)        (.34)
                    In excess of realized gain on
                    investments--net                                 --           --           --           --        (.01)
                                                             ----------   ----------   ----------   ----------   ----------
                 Total dividends and distributions                (.21)        (.29)        (.35)        (.35)        (.35)
                                                             ----------   ----------   ----------   ----------   ----------
                 Net asset value, end of year                $    10.17   $    10.13   $    10.06   $     9.86   $     9.92
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Based on net asset value per share               2.51%        3.62%        5.69%        2.94%        3.01%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to        Expenses, net of waiver                           .78%         .82%         .80%         .76%         .78%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:      Expenses                                          .79%         .82%         .80%         .76%         .78%
                                                             ==========   ==========   ==========   ==========   ==========
                 Investment income--net                           2.10%        2.87%        3.55%        3.47%        3.39%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental     Net assets, end of year (in thousands)      $   83,886   $   81,967   $   31,480   $   32,742   $   42,930
Data:                                                        ==========   ==========   ==========   ==========   ==========
                 Portfolio turnover                              44.61%       74.74%       51.94%       51.42%       40.28%
                                                             ==========   ==========   ==========   ==========   ==========


                                                                               Limited Maturity Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class C
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share        Net asset value, beginning of year          $    10.09   $    10.01   $     9.82   $     9.88   $     9.94
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:     Investment income--net                           .19++          .29          .35          .34          .34
                 Realized and unrealized gain (loss) on
                 investments--net                                   .06          .08          .19        (.06)        (.05)
                                                             ----------   ----------   ----------   ----------   ----------
                 Total from investment operations                   .25          .37          .54          .28          .29
                                                             ----------   ----------   ----------   ----------   ----------
                 Less dividends and distributions:
                    Investment income--net                        (.21)        (.29)        (.35)        (.34)        (.34)
                    In excess of realized gain on
                    investments--net                                 --           --           --           --        (.01)
                                                             ----------   ----------   ----------   ----------   ----------
                 Total dividends and distributions                (.21)        (.29)        (.35)        (.34)        (.35)
                                                             ----------   ----------   ----------   ----------   ----------
                 Net asset value, end of year                $    10.13   $    10.09   $    10.01   $     9.82   $     9.88
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Based on net asset value per share               2.52%        3.72%        5.59%        2.93%        2.89%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to        Expenses, net of waiver                           .78%         .82%         .81%         .76%         .79%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:      Expenses                                          .79%         .82%         .81%         .76%         .79%
                                                             ==========   ==========   ==========   ==========   ==========
                 Investment income--net                           1.92%        2.91%        3.53%        3.46%        3.37%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental     Net assets, end of year (in thousands)      $  135,782   $    1,596   $      602   $      308   $      437
Data:                                                        ==========   ==========   ==========   ==========   ==========
                 Portfolio turnover                              44.61%       74.74%       51.94%       51.42%       40.28%
                                                             ==========   ==========   ==========   ==========   ==========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

See Notes to Financial Statements.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


FINANCIAL HIGHLIGHTS (concluded)
                                                                               Limited Maturity Portfolio
The following per share data and ratios have been derived
from information provided in the financial statements.                                 Class I+++
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share        Net asset value, beginning of year          $    10.13   $    10.05   $     9.85   $     9.91   $     9.96
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:     Investment income--net                           .27++          .34          .39          .38          .37
                 Realized and unrealized gain (loss) on
                 investments--net                                   .02          .08          .20        (.06)        (.04)
                                                             ----------   ----------   ----------   ----------   ----------
                 Total from investment operations                   .29          .42          .59          .32          .33
                                                             ----------   ----------   ----------   ----------   ----------
                 Less dividends and distributions:
                    Investment income--net                        (.25)        (.34)        (.39)        (.38)        (.37)
                    In excess of realized gain on
                    investments--net                                 --           --           --           --        (.01)
                                                             ----------   ----------   ----------   ----------   ----------
                 Total dividends and distributions                (.25)        (.34)        (.39)        (.38)        (.38)
                                                             ----------   ----------   ----------   ----------   ----------
                 Net asset value, end of year                $    10.17   $    10.13   $    10.05   $     9.85   $     9.91
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Based on net asset value per share               2.87%        4.10%        6.07%        3.31%        3.37%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to        Expenses, net of waiver                           .42%         .46%         .44%         .40%         .43%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:      Expenses                                          .43%         .46%         .44%         .40%         .43%
                                                             ==========   ==========   ==========   ==========   ==========
                 Investment income--net                           2.44%        3.30%        3.91%        3.83%        3.75%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental     Net assets, end of year (in thousands)      $  251,137   $  204,936   $  191,481   $  215,421   $  261,970
Data:                                                        ==========   ==========   ==========   ==========   ==========
                 Portfolio turnover                              44.61%       74.74%       51.94%       51.42%       40.28%
                                                             ==========   ==========   ==========   ==========   ==========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Municipal Bond Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund's Portfolios offer multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect elsewhere the class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Insured Portfolio: Where bonds in the Portfolio have not been insured pursuant to policies obtained by the issuer, the Fund has obtained insurance with respect to the payment of interest and principal of each bond. Such insurance is valid as long as the bonds are held by the Fund.

All Portfolios: Municipal bonds and money market securities are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Positions in futures contracts and options thereon, which are traded on exchanges, are valued at closing prices as of the close of such exchanges. Assets for which market quotations are not readily available are valued at fair value on a consistent basis using methods determined in good faith by the Fund's Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets.

* Financial futures contracts--The Fund's Portfolios may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each Portfolio included in the Fund.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


NOTES TO FINANCIAL STATEMENTS (continued)


(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences on the National Portfolio of $8,565 has been reclassified between undistributed net investment income and accumulated net realized capital losses.

In addition, the current year's permanent book/tax differences on the Limited Maturity Portfolio of $1,426,455 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $6,789 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.


                                         Rate of Advisory Fee
Aggregate of Average Daily                                     Limited
Net Assets of the Three          Insured        National       Maturity
Combined Portfolios             Portfolio      Portfolio      Portfolio

Not exceeding $250 million         .40  %         .50  %         .40  %
In excess of $250 million
but not exceeding $400 million     .375           .475           .375
In excess of $400 million
but not exceeding $550 million     .375           .475           .35
In excess of $550 million
but not exceeding $1.5 billion     .375           .475           .325
In excess of $1.5 billion          .35            .475           .325



For the year ended June 30, 2003, FAM earned fees of $4,630,741, $5,902,334 and $1,962,052 of which $34,961, $51,630 and $61,490 were waived for the Insured Portfolio, National Portfolio and Limited
Maturity Portfolio, respectively.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                  Account Maintenance                   Distribution
                         Fees                               Fees

                                   Limited                           Limited
            Insured     National   Maturity    Insured    National   Maturity
           Portfolio   Portfolio  Portfolio   Portfolio  Portfolio  Portfolio

Class A       .25%       .25%       .10%          --        --          --
Class B       .25        .25        .15          .50%      .50%        .20%
Class C       .25        .25        .15          .55       .55         .20


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares follows:


                                                               Limited
                                 Insured        National       Maturity
                                Portfolio      Portfolio      Portfolio

Class A Shares:
FAMD                             $ 15,459       $ 15,390       $  8,951
MLPF&S                           $139,722       $125,755       $111,558
Class I Shares:
FAMD                             $ 19,230       $  9,537       $    586
MLPF&S                           $139,655       $ 81,840       $  5,680


For the year ended June 30, 2003, MLPF&S received contingent deferred sales charges of $578,907 relating to transactions in Class B Shares, amounting to $149,848, $355,259 and $73,800 in the Insured, National and Limited Maturity Portfolios, respectively, and $103,912 relating to transactions in Class C Shares, amounting to $26,374, $25,394 and $52,144 in the Insured, National and Limited Maturity Portfolios, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $3,001 relating to transactions subject to front-end sales charge waivers in Class A Shares amounting to $795 and $2,206 in the Insured and National Portfolios and $5,348 relating to transactions subject to front-end sales charge waivers in Class I Shares in the National Portfolio.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended June 30, 2003, the Fund reimbursed FAM $26,952, $37,000 and $14,062 for the Insured, National and Limited Maturity Portfolios, respectively, for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2003 were as follows:


                                             Purchases            Sales

Insured Portfolio                       $  470,844,776     $  483,848,288
National Portfolio                         448,587,863        506,190,304
Limited Maturity Portfolio                 412,092,655        200,513,242


Net realized gains for the year ended June 30, 2003 and net unrealized gains as of June 30, 2003 were as follows:


                                           Realized           Unrealized
Insured Portfolio                           Gains               Gains

Long-term investments                   $   18,978,718     $  101,225,835
                                        --------------     --------------
Total                                   $   18,978,718     $  101,225,835
                                        ==============     ==============



                                           Realized           Unrealized
National Portfolio                          Gains               Gains

Long-term investments                   $   23,064,897     $   70,868,963
                                        --------------     --------------
Total                                   $   23,064,897     $   70,868,963
                                        ==============     ==============



                                           Realized           Unrealized
Limited Maturity Portfolio                  Gains               Gains

Long-term investments                   $      472,301     $    7,016,943
Short-term investments                           2,000            183,513
                                        --------------     --------------
Total                                   $      474,301     $    7,200,456
                                        ==============     ==============



As of June 30, 2003 net unrealized appreciation for Federal income tax purposes were as follows:


                               Gross           Gross            Net
                             Unrealized      Unrealized      Unrealized
                            Appreciation    Depreciation    Appreciation


Insured Portfolio            $102,068,985    $   785,613   $101,283,372
National Portfolio             86,109,333     15,103,135     71,006,198
Limited Maturity Portfolio      7,601,872        151,905      7,449,967


The aggregate cost of investments at June 30, 2003 for Federal income tax purposes was $1,148,214,456 for the Insured Portfolio, $1,138,737,382 for the National Portfolio, and $708,789,191 for the Limited Maturity Portfolio.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the years ended June 30, 2003 and June 30, 2002 were $(30,345,541) and $(66,642,942), respectively, for the Insured Portfolio; $79,473,855 and $63,305,521, respectively, for the National Portfolio, $288,357,426 and $160,472,985, respectively, for the Limited Maturity Portfolio.

Transactions in capital shares for each class were as follows:


Insured Portfolio

Class A Shares for the Year                                     Dollar
Ended June 30, 2003++                       Shares              Amount

Shares sold                                  1,950,736     $   15,635,023
Automatic conversion of shares               4,209,407         33,525,703
Shares issued to shareholders in
reinvestment of dividends                      494,242          3,937,026
                                        --------------     --------------
Total issued                                 6,654,385         53,097,752
Shares redeemed                            (4,057,088)       (32,406,400)
                                        --------------     --------------
Net increase                                 2,597,297     $   20,691,352
                                        ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Insured Portfolio

Class A Shares for the Year                                     Dollar
Ended June 30, 2002++                       Shares              Amount

Shares sold                                  6,055,943     $   46,995,907
Automatic conversion of shares               4,882,208         38,016,053
Shares issued to shareholders in reinvest-
ment of dividends and distributions            477,297          3,701,393
                                        --------------     --------------
Total issued                                11,415,448         88,713,353
Shares redeemed                            (9,696,623)       (75,351,295)
                                        --------------     --------------
Net increase                                 1,718,825     $   13,362,058
                                        ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


NOTES TO FINANCIAL STATEMENTS (continued)


Insured Portfolio

Class B Shares for the Year                                     Dollar
Ended June 30, 2003                         Shares              Amount

Shares sold                                  4,003,377     $   31,944,128
Shares issued to shareholders in
reinvestment of dividends                      426,816          3,396,402
                                        --------------     --------------
Total issued                                 4,430,193         35,340,530
Automatic conversion of shares             (4,210,678)       (33,525,703)
Shares redeemed                            (3,757,787)       (29,873,911)
                                        --------------     --------------
Net decrease                               (3,538,272)     $ (28,059,084)
                                        ==============     ==============



Insured Portfolio

Class B Shares for the Year                                     Dollar
Ended June 30, 2002                         Shares              Amount

Shares sold                                  3,649,035     $   28,346,728
Shares issued to shareholders in reinvest-
ment of dividends and distributions            567,358          4,397,918
                                        --------------     --------------
Total issued                                 4,216,393         32,744,646
Automatic conversion of shares             (4,883,029)       (38,016,053)
Shares redeemed                            (5,060,709)       (39,224,864)
                                        --------------     --------------
Net decrease                               (5,727,345)     $ (44,496,271)
                                        ==============     ==============



Insured Portfolio

Class C Shares for the Year                                     Dollar
Ended June 30, 2003                         Shares              Amount

Shares sold                                  4,603,403      $  36,689,714
Shares issued to shareholders in
reinvestment of dividends                      153,209          1,221,255
                                        --------------     --------------
Total issued                                 4,756,612         37,910,969
Shares redeemed                              (999,396)        (7,980,994)
                                        --------------     --------------
Net increase                                 3,757,216     $   29,929,975
                                        ==============     ==============



Insured Portfolio

Class C Shares for the Year                                     Dollar
Ended June 30, 2002                         Shares              Amount

Shares sold                                  2,976,028     $   23,077,017
Shares issued to shareholders in reinvest-
ment of dividends and distributions             64,543            499,764
                                        --------------     --------------
Total issued                                 3,040,571         23,576,781
Shares redeemed                              (480,905)        (3,714,964)
                                        --------------     --------------
Net increase                                 2,559,666     $   19,861,817
                                        ==============     ==============



Insured Portfolio

Class I Shares for the Year                                     Dollar
Ended June 30, 2003++                       Shares              Amount

Shares sold                                  2,669,821     $   21,281,651
Shares issued to shareholders in
reinvestment of dividends                    2,353,883         18,745,764
                                        --------------     --------------
Total issued                                 5,023,704         40,027,415
Shares redeemed                           (11,649,682)       (92,935,199)
                                        --------------     --------------
Net decrease                               (6,625,978)     $ (52,907,784)
                                        ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Insured Portfolio

Class I Shares for the Year                                     Dollar
Ended June 30, 2002++                       Shares              Amount

Shares sold                                  2,320,584     $   18,020,634
Shares issued to shareholders in reinvest-
ment of dividends and distributions          2,571,873         19,947,907
                                        --------------     --------------
Total issued                                 4,892,457         37,968,541
Shares redeemed                           (12,019,217)       (93,339,087)
                                        --------------     --------------
Net decrease                               (7,126,760)     $ (55,370,546)
                                        ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



National Portfolio

Class A Shares for the Year                                     Dollar
Ended June 30, 2003++                       Shares              Amount

Shares sold                                  1,817,741     $   18,919,074
Automatic conversion of shares               4,211,990         43,907,704
Shares issued resulting from
reorganization                               2,781,396         28,790,872
Shares issued to shareholders in
reinvestment of dividends                      419,512          4,367,054
                                        --------------     --------------
Total issued                                 9,230,639         95,984,704
Shares redeemed                            (3,612,689)       (37,612,997)
                                        --------------     --------------
Net increase                                 5,617,950     $   58,371,707
                                        ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



National Portfolio

Class A Shares for the Year                                     Dollar
Ended June 30, 2002++                       Shares              Amount

Shares sold                                  3,183,206     $   32,463,888
Automatic conversion of shares               1,778,632         18,179,899
Shares issued resulting from
reorganization                               2,179,582         22,315,418
Shares issued to shareholders in reinvest-
ment of dividends and distributions            282,267          2,879,585
                                        --------------     --------------
Total issued                                 7,423,687         75,838,790
Shares redeemed                            (6,285,733)       (64,419,091)
                                        --------------     --------------
Net increase                                 1,137,954     $   11,419,699
                                        ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



National Portfolio

Class B Shares for the Year                                     Dollar
Ended June 30, 2003                         Shares              Amount

Shares sold                                  3,808,847     $   39,620,050
Shares issued resulting from
reorganization                               9,719,653        100,571,771
Shares issued to shareholders in
reinvestment of dividends                      661,896          6,880,683
                                        --------------     --------------
Total issued                                14,190,396        147,072,504
Automatic conversion of shares             (4,215,216)       (43,907,704)
Shares redeemed                            (8,289,076)       (86,180,280)
                                        --------------     --------------
Net increase                                 1,686,104     $   16,984,520
                                        ==============     ==============



National Portfolio

Class B Shares for the Year                                     Dollar
Ended June 30, 2002                         Shares              Amount

Shares sold                                  3,676,484     $   37,543,749
Shares issued resulting from
reorganization                               9,384,729         96,103,787
Shares issued to shareholders in reinvest-
ment of dividends and distributions            468,620          4,775,158
                                        --------------     --------------
Total issued                                13,529,833        138,422,694
Automatic conversion of shares             (1,780,117)       (18,179,899)
Shares redeemed                            (5,357,988)       (54,642,530)
                                        --------------     --------------
Net increase                                 6,391,728     $   65,600,265
                                        ==============     ==============



National Portfolio

Class C Shares for the Year                                     Dollar
Ended June 30, 2003                         Shares              Amount

Shares sold                                  2,368,509     $   24,696,245
Shares issued resulting from
reorganization                               1,042,309         10,790,909
Shares issued to shareholders in
reinvestment of dividends                      172,937          1,799,753
                                        --------------     --------------
Total issued                                 3,583,755         37,286,907
Shares redeemed                            (1,337,070)       (13,921,043)
                                        --------------     --------------
Net increase                                 2,246,685     $   23,365,864
                                        ==============     ==============



National Portfolio

Class C Shares for the Year                                     Dollar
Ended June 30, 2002                         Shares              Amount

Shares sold                                  1,799,413     $   18,345,216
Shares issued resulting from
reorganization                               1,169,289         11,983,010
Shares issued to shareholders in reinvest-
ment of dividends and distributions             94,251            960,479
                                        --------------     --------------
Total issued                                 3,062,953         31,288,705
Shares redeemed                            (1,058,915)       (10,800,701)
                                        --------------     --------------
Net increase                                 2,004,038     $   20,488,004
                                        ==============     ==============



National Portfolio

Class I Shares for the Year                                     Dollar
Ended June 30, 2003++                       Shares              Amount

Shares sold                                  1,981,190     $   20,668,840
Shares issued resulting from
reorganization                               2,488,551         25,766,020
Shares issued to shareholders in
reinvestment of dividends                    1,624,924         16,902,499
                                        --------------     --------------
Total issued                                 6,094,665         63,337,359
Shares redeemed                            (7,943,755)       (82,585,595)
                                        --------------     --------------
Net decrease                               (1,849,090)     $ (19,248,236)
                                        ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



National Portfolio

Class I Shares for the Year                                     Dollar
Ended June 30, 2002++                       Shares              Amount

Shares sold                                  3,043,608     $   31,010,958
Shares issued resulting from
reorganization                               1,301,134         13,232,801
Shares issued to shareholders in reinvest-
ment of dividends and distributions          1,726,140         17,595,062
                                        --------------     --------------
Total issued                                 6,070,882         61,838,821
Shares redeemed                            (9,423,833)       (96,041,268)
                                        --------------     --------------
Net decrease                               (3,352,951)     $ (34,202,447)
                                        ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


NOTES TO FINANCIAL STATEMENTS (continued)



Limited Maturity Portfolio

Class A Shares for the Year                                     Dollar
Ended June 30, 2003++                       Shares              Amount

Shares sold                                 19,163,398     $  195,049,800
Automatic conversion of shares                 599,540          6,100,091
Shares issued to shareholders in
reinvestment of dividends                      306,969          3,122,566
                                        --------------     --------------
Total issued                                20,069,907        204,272,457
Shares redeemed                            (9,539,525)       (97,085,514)
                                        --------------     --------------
Net increase                                10,530,382     $  107,186,943
                                        ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Limited Maturity Portfolio

Class A Shares for the Year                                     Dollar
Ended June 30, 2002++                       Shares              Amount

Shares sold                                 10,883,750     $  110,020,751
Automatic conversion of shares                 127,076          1,285,514
Shares issued resulting from
reorganization                                 242,194          2,440,143
Shares issued to shareholders in
reinvestment of dividends                      185,912          1,879,870
                                        --------------     --------------
Total issued                                11,438,932        115,626,278
Shares redeemed                            (1,796,663)       (18,161,717)
                                        --------------     --------------
Net increase                                 9,642,269     $   97,464,561
                                        ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Limited Maturity Portfolio

Class B Shares for the Year                                     Dollar
Ended June 30, 2003                         Shares              Amount

Shares sold                                  3,419,780     $   34,748,313
Shares issued to shareholders in
reinvestment of dividends                      120,074          1,220,502
                                        --------------     --------------
Total issued                                 3,539,854         35,968,815
Automatic conversion of shares               (599,877)        (6,100,091)
Shares redeemed                            (2,781,128)       (28,284,229)
                                        --------------     --------------
Net increase                                   158,849     $    1,584,495
                                        ==============     ==============



Limited Maturity Portfolio

Class B Shares for the Year                                     Dollar
Ended June 30, 2002                         Shares              Amount

Shares sold                                  5,321,851     $   53,814,253
Shares issued resulting from
reorganization                                 495,945          4,993,534
Shares issued to shareholders in
reinvestment of dividends                       92,198            931,515
                                        --------------     --------------
Total issued                                 5,909,994         59,739,302
Automatic conversion of shares               (127,189)        (1,285,514)
Shares redeemed                              (825,076)        (8,337,739)
                                        --------------     --------------
Net increase                                 4,957,729     $   50,116,049
                                        ==============     ==============



Limited Maturity Portfolio

Class C Shares for the Year                                     Dollar
Ended June 30, 2003                         Shares              Amount

Shares sold                                 14,075,218     $  142,489,128
Shares issued to shareholders in
reinvestment of dividends                       81,130            821,390
                                        --------------     --------------
Total issued                                14,156,348        143,310,518
Shares redeemed                              (906,813)        (9,187,709)
                                        --------------     --------------
Net increase                                13,249,535     $  134,122,809
                                        ==============     ==============



Limited Maturity Portfolio

Class C Shares for the Year                                     Dollar
Ended June 30, 2002                         Shares              Amount

Shares sold                                    171,993     $    1,732,235
Shares issued resulting from
reorganization                                   1,955             19,640
Shares issued to shareholders in
reinvestment of dividends                        2,122             21,363
                                        --------------     --------------
Total issued                                   176,070          1,773,238
Shares redeemed                               (78,047)          (786,643)
                                        --------------     --------------
Net increase                                    98,023     $      986,595
                                        ==============     ==============



Limited Maturity Portfolio

Class I Shares for the Year                                     Dollar
Ended June 30, 2003++                       Shares              Amount

Shares sold                                  9,361,219     $   95,197,425
Shares issued to shareholders in
reinvestment of dividends                      334,427          3,399,346
                                        --------------     --------------
Total issued                                 9,695,646         98,596,771
Shares redeemed                            (5,228,193)       (53,133,592)
                                        --------------     --------------
Net increase                                 4,467,453     $   45,463,179
                                        ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Limited Maturity Portfolio

Class I Shares for the Year                                     Dollar
Ended June 30, 2002++                       Shares              Amount

Shares sold                                  5,749,190     $   58,120,711
Shares issued resulting from
reorganization                                 311,601          3,136,967
Shares issued to shareholders in
reinvestment of dividends                      356,333          3,599,846
                                        --------------     --------------
Total issued                                 6,417,124         64,857,524
Shares redeemed                            (5,238,491)       (52,951,744)
                                        --------------     --------------
Net increase                                 1,178,633     $   11,905,780
                                        ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended June 30, 2003.


6. Distributions to Shareholders:
The tax character of distributions paid by the Insured Portfolio during the fiscal years ended June 30, 2003 and June 30, 2002 was as follows:



                                            6/30/2003          6/30/2002

Distributions paid from:
  Tax-exempt income                     $   63,060,894     $   66,313,476
  Net long-term capital gains                       --            662,778
                                        --------------     --------------
Total distributions                     $   63,060,894     $   66,976,254
                                        ==============     ==============


The tax character of distributions paid by the National Portfolio during the fiscal years ended June 30, 2003 and June 30, 2002 was as follows:


                                            6/30/2003          6/30/2002

Distributions paid from:
  Tax-exempt income                     $   62,380,030     $   54,142,640
  Net long-term capital gains                       --            361,469
                                        --------------     --------------
Total distributions                     $   62,380,030     $   54,504,109
                                        ==============     ==============


The tax character of distributions paid by the Limited Maturity
Portfolio during the fiscal years ended June 30, 2003 and June 30, 2002 was as follows:


                                            6/30/2003          6/30/2002

Distributions paid from:
  Tax-exempt income                     $   13,320,754     $   10,354,614
                                        --------------     --------------
Total distributions                     $   13,320,754     $   10,354,614
                                        ==============     ==============


As of June 30, 2003, the components of accumulated earnings on a tax basis were as follows:

                                                                    Limited
                                    Insured         National        Maturity
                                   Portfolio       Portfolio       Portfolio

Undistributed tax-exempt
  income--net                  $    1,025,921   $      596,622   $     224,999
Undistributed long-term
  capital gains--net                       --               --              --
                               --------------   --------------   -------------
Total undistributed
  earnings--net                     1,025,921          596,622         224,999
Capital loss carryforward       (19,667,073)*    (37,277,880)*      (545,507)*
Unrealized gains--net            99,933,541**     67,050,114**     7,417,118**
                               --------------   --------------   -------------
Total accumulated
  earnings--net                $   81,292,389   $   30,368,856   $   7,096,610
                               ==============   ==============   =============


*At June 30, 2003, the Insured Portfolio had a net capital loss carryforward of $19,667,073, all of which expires in 2009; the National Portfolio had a net capital loss carryforward of $37,277,880, of which $23,598 expires in 2004, $2,310,368 expires in
2007, $15,425,491 expires in 2008 and $19,518,423 expires in 2009;
and the Limited Maturity Portfolio had a net capital loss carryforward of approximately $545,507, of which $119,413 expires in 2008 and $426,094 expires in 2009. These amounts will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, and the deferral of post-October capital losses for tax purposes.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


7. Acquisition of Other FAM-Managed Investment Companies:
On July 29, 2002, the National Portfolio acquired all of the net assets of Merrill Lynch Arizona Municipal Bond Fund, Merrill Lynch Massachusetts Municipal Bond Fund, Merrill Lynch Michigan Municipal Bond Fund, Merrill Lynch North Carolina Municipal Bond Fund and Merrill Lynch Ohio Municipal Bond Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:


                                           Shares of Beneficial
                                             Interest Exchanged

Merrill Lynch Arizona Municipal Bond Fund             4,158,928
Merrill Lynch Massachusetts Municipal Bond Fund       2,762,613
Merrill Lynch Michigan Municipal Bond Fund            3,725,979
Merrill Lynch North Carolina Municipal Bond Fund      2,403,019
Merrill Lynch Ohio Municipal Bond Fund                2,849,592



In exchange for these shares, the National Portfolio issued
16,031,909 shares of common stock. As of that date, net assets of the acquired funds, including unrealized appreciation and accumulated net realized capital losses, were as follows:


                                                                  Accumulated
                                                                  Net Realized
                                      Net          Unrealized       Capital
                                     Assets       Appreciation       Losses

Merrill Lynch Arizona
  Municipal Bond Fund             $44,700,234      $3,548,238    $  (418,705)
Merrill Lynch Massachusetts
  Municipal Bond Fund             $28,939,506      $1,499,190    $(1,815,147)
Merrill Lynch Michigan
  Municipal Bond Fund             $37,458,772      $1,809,968    $(4,463,668)
Merrill Lynch North Carolina
  Municipal Bond Fund             $25,709,770      $1,764,087    $(1,128,530)
Merrill Lynch Ohio
  Municipal Bond Fund             $29,111,290      $2,254,522    $(3,827,607)



The aggregate net assets of the National Portfolio immediately after the acquisition amounted to $1,284,207,941.




INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Merrill Lynch Municipal Bond Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Merrill Lynch Municipal Bond Fund, Inc. comprising the Insured, National and Limited Maturity Portfolios as of June 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Merrill Lynch Municipal Bond Fund, Inc. as of June 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
August 8, 2003




OFFICERS AND DIRECTORS (unaudited)

                                                                                              Number of    Other Public
                                                                                            Portfolios in   Director-
                       Position(s)   Length                                                  Fund Complex     ships
                           Held     of Time                                                  Overseen by     Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years      Director      Director
Interested Director

Terry K. Glenn*        President    2000 to   President and Chairman of Merrill Lynch         114 Funds     None
P.O. Box 9011          and          present   Investment Managers, L.P. ("MLIM")/Fund       159 Portfolios
Princeton,             Director               Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                                 Funds since 1999; Chairman (Americas
Age: 62                                       Region) of MLIM from 2000 to 2002;
                                              Executive Vice President of MLIM and
                                              FAM (which terms as used herein include
                                              their corporate predecessors) from 1983
                                              to 2002; President of FAM Distributors,
                                              Inc. ("FAMD") from 1986 to 2002 and
                                              Director thereof from 1991 to 2002;
                                              Executive Vice President and Director of
                                              Princeton Services, Inc. ("Princeton
                                              Services") from 1993 to 2002; President
                                              of Princeton Administrators, L.P. from
                                              1989 to 2002; Director of Financial Data
                                              Services, Inc. from 1985 to 2002.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2003


OFFICERS AND DIRECTORS (unaudited)(concluded)

                                                                                              Number of    Other Public
                                                                                            Portfolios in   Director-
                       Position(s)   Length                                                  Fund Complex     ships
                           Held     of Time                                                  Overseen by     Held by
Name, Address & Age     with Fund   Served*   Principal Occupation(s) During Past 5 Years      Director      Director
Independent Directors

Ronald W. Forbes       Director     1977 to   Professor Emeritus of Finance, School of         45 Funds     None
P.O. Box 9095                       present   Business, State University of New York        50 Portfolios
Princeton,                                    at Albany since 2000 and Professor
NJ 08543-9095                                 thereof from 1989 to 2000; International
Age: 62                                       Consultant at the Urban Institute from
                                              1995 to 1999.


Cynthia A. Montgomery  Director     1994 to   Professor, Harvard Business School since         45 Funds     Unum
P.O. Box 9095                       present   1989; Director, Unum Provident Corporation    50 Portfolios   Provident
Princeton,                                    since 1990; Director, Newell Rubbermaid,                      Corpora-
NJ 08543-9095                                 Inc. since 1995.                                              tion;
Age: 50                                                                                                     Newell
                                                                                                            Rubber-
                                                                                                            maid, Inc.


Charles C. Reilly      Director     1990 to   Self-employed financial consultant since         45 Funds     None
P.O. Box 9095                       present   1990; Partner of Small Cities Cable           50 Portfolios
Princeton,                                    Television from 1986 to 1997.
NJ 08543-9095
Age: 72


Kevin A. Ryan          Director     1992 to   Founder and Director Emeritus of The Boston      45 Funds     None
P.O. Box 9095                       present   University Center for the Advancement of      50 Portfolios
Princeton,                                    Ethics and Character; Professor of Education
NJ 08543-9095                                 at Boston University from 1982 to 1999 and
Age: 70                                       Professor Emeritus thereof since 1999.


Roscoe S. Suddarth     Director     2000 to   President, Middle East Institute from 1995       45 Funds     None
P.O. Box 9095                       present   to 2001; Foreign Service Officer, United      50 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister from 1989 to 1995; Deputy
Age: 67                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to the
                                              Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West        Director     1981 to   Dean Emeritus of New York University, Leonard    45 Funds     Bowne &
P.O. Box 9095                       present   N. Stern School of Business Administration    50 Portfolios   Co. Inc.;
Princeton,                                    since 1994.                                                   Vornado
NJ 08543-9095                                                                                               Realty Trust;
Age: 65                                                                                                     Vornado
                                                                                                            Operating
                                                                                                            Company;
                                                                                                            Alexander's,
                                                                                                            Inc.


Edward D. Zinbarg      Director     2000 to   Self-employed financial consultant since         45 Funds     None
P.O. Box 9095                       present   1994.                                         50 Portfolios
Princeton,
NJ 08543-9095
Age: 68


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                       Position(s)   Length
                           Held     of Time
Name, Address & Age     with Fund   Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011          President    present   since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton,             and          and       1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011          Treasurer    1999 to   since 1990.
Age: 43                             present


Kenneth A. Jacob       Senior Vice  2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt
P.O. Box 9011          President    present   Fund Management) of MLIM from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 52


John M. Loffredo       Senior Vice  2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt
P.O. Box 9011          President    present   Fund Management) of MLIM from 1998 to 2000.
Princeton,
NJ 08543-9011
Age: 39


Peter J. Hayes         Vice         1996 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt
P.O. Box 9011          President    present   Fund Management) of MLIM from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 44


Walter C. O'Connor     Vice         1996 to   Managing Director of MLIM since 2003; Director (Municipal Tax-Exempt
P.O. Box 9011          President    present   Fund Management) of MLIM from 2000 to 2003; Vice President of MLIM
Princeton,                                    from 1994 to 2000.
NJ 08543-9011
Age: 41


Robert A. DiMella      Vice         1999 to   Director (Municipal Tax-Exempt Fund Management) of MLIM since 2002;
P.O. Box 9011          President    present   Vice President of MLIM from 1996 to 2002.
Princeton,
NJ 08543-9011
Age: 36


Brian D. Stewart       Secretary    2002 to   Vice President of MLIM since 2002; Attorney with Reed Smith from 2001
P.O. Box 9011                       present   to 2002; Attorney with Saul Ewing from 1999 to 2001.
Princeton,
NJ 08543-9011
Age: 34


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
The Bank of New York
100 Church St.
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Municipal Bond Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: August 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: August 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Municipal Bond Fund, Inc.

Date: August 21, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.